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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
APAC CUSTOMER SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Six Parkway North
Deerfield, Illinois 60015
(847) 374-4980

Notice of Annual Meeting of Shareholders
June 3, 2005

To the Shareholders of APAC Customer Services, Inc.:

        The Annual Meeting of Shareholders of APAC Customer Services, Inc. will be held at the Hilton Northbrook, 2855 North Milwaukee Avenue, Northbrook, Illinois on Friday, June 3, 2005, at 10:00 a.m. Central Daylight Time for the following purposes:

  1.
  To elect seven directors.

  2.
  To consider and act upon a proposal of the Board of Directors to approve the APAC Customer Services, Inc. 2005 Incentive Stock Plan.

  3.
  To consider and act upon a proposal of the Board of Directors to approve the APAC Customer Services, Inc. Management Incentive Plan.

  4.
  To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Shareholders of record at the close of business on April 4, 2005, are entitled to notice of, and to vote at, the Annual Meeting.

        Even if you plan to attend the meeting in person, please read these proxy materials and date, sign and mail the enclosed proxy in the envelope provided, which requires no postage for mailing in the United States. A prompt response is helpful, and your cooperation will be appreciated.

By Order of the Board of Directors

Linda R. Witte Secretary

April 22, 2005

APAC Customer Services, Inc.
Six Parkway North
Deerfield, Illinois 60015
(847) 374-4980

Proxy Statement

Annual Meeting of Shareholders to be Held June 3, 2005

        This Proxy Statement and the accompanying proxy card are being mailed to shareholders of APAC Customer Services, Inc. (the "Company") on or about April 22, 2005, in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Shareholders to be held on June 3, 2005. The purpose of the Annual Meeting is to consider and act upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

        Each shareholder is entitled to one vote for each Common Share held as of the record date. A majority of the outstanding shares entitled to vote at this meeting and represented in person or by proxy will constitute a quorum. As of the close of business on April 4, 2005, the record date for determining shareholders entitled to vote at the Annual Meeting, 49,454,654 Common Shares were outstanding.

        If the form of Proxy that accompanies this Proxy Statement is executed and returned, it will be voted in accordance with the indicated direction. A Proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Company, by executing and delivering a subsequently dated proxy card or by voting in person at the Annual Meeting. Shareholders whose Common Shares are held in the name of a bank, broker or other holder of record will receive voting instructions from the holder of record.

        The affirmative vote of the holders of a majority of the Common Shares entitled to vote and represented in person or by proxy at the Annual Meeting is required for the election of directors, approval of the 2005 Incentive Stock Plan and the Management Incentive Plan and for any other proposal submitted to a vote. Shares represented by proxies which are marked "withhold" or to deny discretionary authority on any matter will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matter. Broker "non-votes" will be treated as not represented at the meeting as to matters for which a non-vote is indicated on the broker's proxy. Broker "non-votes" and the shares as to which shareholders abstain are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Votes will be tabulated by representatives of LaSalle Bank National Association, the Company's transfer agent and inspector of elections for the Annual Meeting. Expenses incurred in the solicitation of proxies will be borne by the Company.

COMMON SHARES BENEFICIALLY OWNED BY
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information as of March 31, 2004, regarding the beneficial ownership of Common Shares by (i) each person known by the Company to own beneficially more than 5% of its outstanding Common Shares, (ii) each director and nominee, (iii) each Named Executive Officer (as defined on page 9), and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that each beneficial owner of the Common Shares listed below, based on information provided by such owner, has sole investment and voting power with respect to such Common Shares. Unless otherwise indicated, the address of each of the shareholders named below is the Company's principal executive office.

	Common Shares Beneficially Owned
Name
	Number		Percent(1)
Theodore G. Schwartz	19,794,218	(2)(3)	37.4
Calm Waters Partnership	2,731,700	(4)	5.1
Wells Fargo & Company	2,961,907	(5)	5.5
Rutabaga Capital Management	2,677,700	(6)	5.0
Trust Four Hundred Thirty U/A/D 4/2/94	2,615,000	(7)	4.9
Trust Seven Hundred Thirty U/A/D 4/2/94	2,615,000	(7)	4.9
Cindy K. Andreotti	0		*
Robert F. Bernard	54,233	(3)	*
Thomas M. Collins	157,398	(3)(8)	*
John W. Gerdelman	56,731	(3)	*
Robert J. Keller	188,500	(3)	*
John J. Park	0		*
Samuel K. Skinner(9)	7,302	(3)	*
James McClenahan	15,100		*
Mark E. McDermott	128,145	(3)	*
George Puig(10)	0		*
Marc T. Tanenberg(11)	204,912	(3)	*
Linda R. Witte(11)	134,162	(3)	*
All directors and executive officers as a group (15 persons)	20,841,926	(3)	39.4

*
less than 1%

(1)
The beneficial ownership is shown on this table in accordance with the rules of the Securities and Exchange Commission. Under those rules, if a person held options to purchase shares of common stock that are exercisable within 60 days after March 31, 2005, those shares are included in that person's reported holdings and in the calculation of the percentage of common stock owned. Percentage of beneficial ownership is based on 52,877,864 Common Shares, which includes 49,454,654 Common Shares outstanding as of March 31, 2005, plus 3,423,210 Common Shares subject to options exercisable as of March 31, 2005, or within 60 days.

(2)
Includes 9,858,000 Common Shares as to which Mr. Schwartz has sole voting power and investment control, 9,858,000 Common Shares held by a limited partnership, as to which Mr. Schwartz disclaims beneficial ownership except to the extent of his pecuniary interest therein, and 3,218 Common Shares held by Mr. Schwartz' spouse, as to which Mr. Schwartz disclaims beneficial ownership.

(3)
Includes Common Shares which may be acquired pursuant to options exercisable as of March 31, 2005, or within 60 days thereafter, as follows: Mr. Schwartz (75,000 shares); Mr. Bernard (54,233 shares); Mr. Collins (151,398 shares); Mr. Gerdelman (56,731 shares); Mr. Keller (100,000 shares); Mr. Skinner (7,302 shares); Mr. McDermott (128,145 shares); Mr. Tanenberg (204,912 shares); Ms. Witte (134,162 shares); and all directors and executive officers as a group (991,608 shares).

(4)
Based solely upon information provided in the Schedule 13G/A dated January 17, 2005. Calm Waters Partnership and Richard S. Strong, General Partner, share voting power and investment control for all 2,731,700 Common Shares held and each disclaims beneficial ownership thereof. Their address is c/o Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202.

(5)
Based solely upon information provided in the Schedule 13G/A dated January 21, 2005. Wells Fargo & Company has sole voting power over 2,854,157 Common Shares and sole investment control over 2,961,907 Common Shares. Its address is 420 Montgomery Street, San Francisco, California 94014.

(6)
Based solely upon information provided in the Schedule 13G/A dated January 16, 2005. Rutabaga Capital Management has sole voting power over 1,196,650 Common shares, shared voting power over 1,481,050 Common Shares and sole investment control of all 2,677,700 Common Shares. Its address is 64 Broad Street, Boston, Massachusetts 02109.

(7)
Robert H. Wicklein, John J. Abens and Scott Mordell serve as general trustees of Trust Four Hundred Thirty U/A/D 4/2/94 and Trust Seven Hundred Thirty U/A/D 4/2/94. All decisions regarding the voting and disposition of shares held by Trust Four Hundred Thirty U/A/D 4/2/94 and Trust Seven Hundred Thirty U/A/D 4/2/94 must be made by a majority of the general trustees and, as a result, each of the general trustees disclaims beneficial ownership. M. Christine Schwartz, who is married to Mr. Schwartz, serves as a special trustee of the Trusts and has limited powers to designate successors to the general trustees at the conclusion of their terms, but has no responsibilities or powers regarding the voting or disposition of the shares owned by the Trusts and accordingly disclaims beneficial ownership of such shares. The address of the trusts is 650 Dundee Road, Suite 450, Northbrook, Illinois 60062.

(8)
Includes 3,000 Common Shares held in a trust for the benefit of Mr. Collins' family, of which Mr. Collins is Co-Trustee and shares voting and investment control.

(9)
Mr. Skinner has elected not to stand for reelection to the Board of Directors.

(10)
Mr. Puig resigned from the Company effective November 2004.

(11)
Mr. Tanenberg has indicated his intention to resign once his successor has joined the Company. Ms. Witte has indicated her intention to resign effective June 3, 2005.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Annual Meeting, six directors, constituting the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders. It is intended that the executed and returned proxy cards (except proxy cards marked to the contrary) will be voted for the nominees listed below, each of whom is currently a member of the Board of Directors. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies.

        The Board of Directors recommends a vote FOR the election of each of the following nominees.

Nominees for Election

Name	Age	Position
Cindy K. Andreotti	49	Ms. Andreotti became a director of the Company in April 2005. From July 1990 through October 2004, Ms. Andreotti was an executive of MCI, Inc., most recently serving as President, Enterprise Markets. MCI, Inc. was formerly known as WorldCom Inc., which, together with substantially all of its active U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. It emerged from bankruptcy in April of 2004 and merged with MCI, Inc. that same day.
Robert F. Bernard	43
		Robert F. Bernard became a director of the Company in August 2000. He is the President and Chief Executive Officer of WHITTMANHART, a provider of enterprise commerce solutions for the mid-market, which Mr. Bernard founded in September 2001. Previously, Mr. Bernard was Chairman and Chief Executive Officer of marchFIRST, Inc., which filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 12, 2001, and subsequently converted to a Chapter 7 liquidation.
Thomas M. Collins	77
		Thomas M. Collins became a director of the Company in August 1995. He is Of Counsel at Shuttleworth & Ingersoll, P.C., a law firm in Cedar Rapids, Iowa, of which Mr. Collins served as Chairman for more than five years and where he has practiced for more than 50 years. Mr. Collins served on the board of directors of Life Investors, Inc., a financial services holding company, for over 20 years, serving as its Chairman from 1980 to 1988. Mr. Collins serves on the board of directors of McLeodUSA Incorporated.
John W. Gerdelman	52
		John W. Gerdelman became a director of the Company in April 2001. Mr. Gerdelman is Executive Chairman of Intelliden Corporation, a leading provider of intelligent networking software solutions. Previously, Mr. Gerdelman was President and Chief Executive Officer of AboveNet, Inc., a provider of digital communications infrastructure solutions ("AboveNet"). Mr. Gerdelman joined AboveNet in April 2002, to guide the company through a reorganization under Chapter 11 of the U.S. Bankruptcy Code, culminating in its emergence from Chapter 11 protection in September 2003. Until April 2002, Mr. Gerdelman was Managing Partner of mortonsgroup LLC, an information technology and telecommunications venture group. Previously he had served as President and Chief Executive Officer of USA.NET, a provider of innovative email solutions and as President of the network and information technology division of MCI Telecommunications Corporation. Mr. Gerdelman serves

		on the boards of directors of Sycamore Networks, McData Corporation, Terabeam Corporation, Intelliden Corporation, U.S. Inspect, Looking Glass Networks and Speakeasy.
Robert J. Keller	51
		Robert J. Keller became a director in March 2004 when he joined the Company as President and Chief Executive Officer. From February 1998 through September 2003, Mr. Keller served in various capacities at Office Depot, Inc., most recently as President, Business Services Group. Prior to joining Office Depot, Inc., Mr. Keller was Executive Vice President (1993 to 1998) and Senior Vice President (1988 to 1993) of Dun & Bradstreet Corporation. Previously Mr. Keller was employed by IBM Corporation.
John J. Park	43
		John J. Park became a director in August 2004. Mr. Park was Chief Financial Officer of Orbitz Inc., a leading online travel management company, from September 2000 to February 2005. Orbitz was acquired by Cendant Corporation in late 2004. Prior to joining Orbitz, Mr. Park was Vice President, Services Finance of Sears Roebuck and Company, from October 1998 to September 2000 and previously served in financial management positions with Diageo PLC PepsiCo Inc.
Theodore G. Schwartz	51
		Theodore G. Schwartz is Chairman of the Board of Directors of the Company. Mr. Schwartz is the Founder of the Company and has served as the Company's Chairman since its formation in May 1973. He served as the Company's Chief Executive Officer until January 2000, and again from May 2001 until March 2004. Mr. Schwartz is an employee of the Company.

Meetings of the Board of Directors and Corporate Governance

        The Board of Directors met seven times during 2004 and periodically took action by unanimous written consent. All incumbent directors attended at least 95% of such meetings and meetings of Board committees on which they served in 2004.

        The Board of Directors has adopted Corporate Governance Guidelines, which set forth the role and functions of the Board of Directors, director qualifications and guidelines with respect to Board of Director meetings and committees of the Board, among other things. The Board of Directors has determined that all Board members, excluding Messrs. Keller and Schwartz, are independent under The Nasdaq National Market listing standards.

Board Committees

        The Board of Directors has established three standing committees and has adopted written charters for each committee: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. While the Board's committees are constituted as described below and vote on matters as described below, other members of the Board, including directors not determined by the board to qualify as independent, are frequent participants (although not voting participants) in Committee meetings and proceedings. Each Committee's charter is available on the Company's website at www.apaccustomerservices.com. A copy of each charter is also available in print to shareholders upon request, addressed to the Secretary at APAC Customer Services, Inc., Six Parkway North, Deerfield, IL 60015.

Audit Committee

        The Audit Committee, which consists of Messrs. Gerdelman (Chairman), Park and Skinner, appoints the Company's independent auditors, reviews the proposed scope of the annual audit and the adequacy and effectiveness of accounting and financial controls, and reviews the annual and quarterly financial statements with management and the independent auditors. The Audit Committee met eight times in 2004. All members of the Audit Committee are independent as defined for audit committee members by the listing standards of The Nasdaq National Market. The Board of Directors has determined that each member of the Audit Committee is financially literate in accordance with the listing standards of The Nasdaq National Market and that Mr. Park is an "audit committee financial expert," as defined by the Securities and Exchange Commission.

Compensation Committee

        The Compensation Committee, which consists of Messrs. Collins (Chairman) and Skinner, approves senior management compensation and oversees the Company's equity compensation plans. The Compensation Committee is also responsible for annually evaluating the performance of the Chief Executive Officer. The Compensation Committee elected to include all the Directors in the evaluation process that occurred in early 2005. The Compensation Committee met seven times in 2004 and periodically took action by unanimous written consent. All members of the Compensation Committee are independent directors as defined in the listing standards of The Nasdaq National Market.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee (the "Nominating/Governance Committee"), which consists of Messrs. Skinner (Chairman), Collins and Gerdelman, identifies and recommends to the Board of Directors individuals qualified to serve as directors of the Company, recommends directors to serve on committees of the Board of Directors, advises the Board of Directors with respect to matters of Board composition and procedures, develops and recommends to the Board of Directors corporate governance principles applicable to the Company, oversees corporate governance matters generally, and reviews on an annual basis director compensation. The Nominating/Governance Committee met eight times during 2004 and periodically took action by unanimous written consent. All members of the Nominating/Governance Committee are independent directors as defined in the listing standards of The Nasdaq National Market.

        The Nominating/Governance Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating/Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate. The Nominating/Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating/Governance Committee, a shareholder must submit the recommendation in writing and must include the following information: the name of the shareholder and evidence of the person's ownership of Company shares, including the number of shares owned and the length of time of ownership; and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as director if selected by the Nominating/Governance Committee and nominated by the Board.

        The shareholder recommendation and information described above must be sent to the Secretary at Six Parkway North, Deerfield, IL 60015 and must be received by the Secretary not less than 90 or more than 120 days prior to the anniversary date of the Company's most recent annual meeting of shareholders.

        The Nominating/Governance Committee believes that the minimum qualifications for serving as a director of the company are the ability to apply good and independent judgment in a business situation and the ability to represent the interests of shareholders. A director also must be free from any conflicts of interest that would interfere with his or her loyalty to the Company or its shareholders. Candidates considered by the Nominating/Governance Committee for election or reelection to the Board of Directors should possess the following qualifications: the highest level of personal and professional ethics, integrity and values; an inquiring and independent mind; practical wisdom and mature judgment; broad training and experience at the policy-making level in business, finance and accounting, government, education or technology; expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained; willingness to devote sufficient time and attention to carrying out the duties and responsibilities of Board membership; commitment to serve on the Board for several years to develop knowledge about the Company's business; willingness to represent the best interests of all shareholders and objectively appraise management performance; and involvement only in activities or interests that do not conflict with the director's responsibilities to the Company and its shareholders

        Once a person has been identified by the Nominating/Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating/Governance Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee or of the Board of Directors, including Directors who have not been designated as independent, contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating/Governance Committee requests information from the candidate, reviews the person's accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. Other members of the Board, including Mr. Schwartz and Mr. Keller, will also interview the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater firsthand knowledge of the candidate's accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Compensation Committee Interlocks and Insider Participation

        During 2004, no Company executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer. None of the members of the Compensation Committee was a Company employee in 2004 or was formerly a Company officer.

Shareholder Communications with the Board of Directors

        The Board of Directors has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors, or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at Six Parkway North, Deerfield, IL 60015.

        All communications received as set forth in the preceding paragraph will be opened by the office of the Secretary for the sole purpose of determining the nature of the communications. Communications that constitute advertising, promotions of a product or service, or patently offensive material will not be forwarded to the directors. Other communications will be forwarded promptly to the addressee or addressees.

Policy Regarding Director Attendance at Annual Meetings

        The Company considers attendance and participation at the annual meeting of shareholders to be important to effectively fulfill the responsibilities of its directors. Accordingly, it is Company policy to encourage each of its directors to attend the annual meeting. Four of the seven directors then serving on the Board were in attendance at the 2004 Annual Meeting.

Director Compensation

        Each director who is not a Company employee is compensated for services as a director with: (i) an annual cash retainer of $22,000; (ii) a cash payment of $1,500 for each board meeting attended in person and a cash payment of $750 for each board meeting attended by telephone; and (iii) quarterly grants of options to purchase Common Shares. The total number of options to be granted annually to each director is calculated as of the date of the Company's annual meeting of shareholders and is determined by dividing $90,000 by the average fair market value of a Common Share over the preceding calendar year. Options are granted to directors in four equal installments as of the first trading day of each calendar quarter. Options have an exercise price equal to the fair market value of a Common Share on the date of grant. For Board Committee service: (i) each Committee chairman receives an annual fee of $5,000; and (ii) each Committee member, including the chairman, receives a cash payment of $1,500 for each committee meeting attended in person and a cash payment of $750 for each committee meeting attended by telephone. Directors are also reimbursed for certain expenses in connection with attendance at Board and Committee meetings.

        Mr. Schwartz, the Chairman of the Board, who remains an employee of the Company, receives an annual salary of $100,000, is reimbursed for expenses and otherwise receives no compensation for his services as a director. Mr. Keller, President and Chief Executive Officer of the Company, is the only other employee director. Mr. Keller does not receive any additional compensation for his services as a director.

EXECUTIVE COMPENSATION

        The following table sets forth information with respect to all compensation paid or earned for services rendered to the Company by its chief executive officer and four other executive officers who were serving as executive officers at the end of fiscal 2004, and one of the Company's former executive officers (together, the "Named Executive Officers") during each of the last three fiscal years.

Summary Compensation Table

		Annual Compensation						Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		All Other Compensation ($)		Securities Underlying Options (#)
Robert J. Keller President and Chief Executive Officer	2004	307,692	(1)	—		68,316	(2)	400,000
James McClenahan Senior Vice President, Sales and Marketing	2004	162,231	(3)	28,500	(4)	504	(5)	75,000
Mark E. McDermott Senior Vice President and Chief Information Officer	2004 2003 2002	263,412 172,104 166,145	(6)	— 20,516 16,947		22,496 25,718 125,976	(7)(8) (7)(8) (7)(8)	50,000 14,040 14,000

George Puig Executive Vice President, Operations	2004	254,607	(9)	55,000	(10)	47,508	(11)	100,000
Marc T. Tanenberg Senior Vice President, Chief Financial Officer & Treasurer	2004 2003 2002	275,826 264,539 250,000		— 42,336 37,000		8,560 8,696 7,096	(12) (12) (12)	— 69,825 32,000
Linda R. Witte Senior Vice President, General Counsel & Secretary	2004 2003 2002	249,405 240,904 230,000		— 38,416 32,000		8,238 8,187 7,908	(13) (13) (13)	— 34,825 25,000

(1)
Mr. Keller joined the Company in March 2004.

(2)
Represents $60,956 in relocation expenses, $6,150 for contributions to the Company's retirement plan on behalf of Mr. Keller and $1,210 for group life insurance premiums paid by the Company.

(3)
Mr. McClenahan joined the Company in May 2005.

(4)
Represents guaranteed bonus pursuant to Mr. McClenahan's employment agreement.

(5)
Represents group life insurance premiums paid by the Company.

(6)
Includes a $60,532 debit to Mr. McDermott's accrued vacation balance which was applied to pay off an employee loan which had been made to Mr. McDermott prior to the enactment of the Sarbanes-Oxley Act of 2002 and also prior to his becoming an executive officer of the Company.

(7)
Includes $15,781, $20,212 and $120,679 respectively, in commissions paid in 2004, 2003 and 2002, respectively, relative to business won by the Company in previous years.

(8)
Includes $6,357, $5,166 and $4,984 in contributions to the Company's retirement plans on behalf of Mr. McDermott in 2004, 2003 and 2002 respectively; includes $358, $340 and $313 for group life insurance premiums in 2004, 2003 and 2002, respectively.

(9)
Mr. Puig joined the Company in January 2004 and resigned effective November 2004.

(10)
Represents guaranteed bonus paid out in accordance with the terms of Mr. Puig's employment agreement in connection with his departure from the Company.

(11)
Includes $42,230 in relocation expenses, $4,516 for contributions to the Company's retirement plans on behalf of Mr. Puig and $762 for group life insurance premiums paid by the Company.

(12)
Includes $7,212, $6,968 and $5,500 in contributions by the Company on behalf of Mr. Tanenberg to the Company's retirement plans in 2004, 2003 and 2002, respectively. Also includes $1,348, $1,728 and $1,596 for group life insurance premiums paid by the Company in 2004, 2003 and 2002, respectively.

(13)
Includes $6,816, $6,614 and $6,450 in contributions by the Company on behalf of Ms. Witte to the Company's retirement plans in 2004, 2003 and 2002, respectively. Also includes $1,422, $1,573 and $1,458 for group life insurance premiums paid by the Company in 2004, 2003 and 2002, respectively.

Option Grants in Last Fiscal Year

        The following table sets forth the number of stock options granted to the Named Executive Officers during fiscal 2004.

	Individual Grants
		% of Total Options Granted to Employees in Fiscal Year(2)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted (#)
Name			Exercise Price ($/Sh)	Expiration Date(3)
					5% ($)	10% ($)
Robert J. Keller	400,000	38.2	2.90	3/15/2014	729,518	1,848,741
James McClenahan(4)	75,000	7.1	1.77	6/10/2014	83,486	211,569
Mark E. McDermott	25,000 25,000	2.3 2.3	2.855 2.955	3/7/2014 4/14/2014	44,887 46,460	113,753 117,738
George Puig(5)	100,000	9.4	2.97	3/4/2014	0	0
Marc T. Tanenberg(5)	0	0	0	0	0	0
Linda R. Witte(5)	0	0	0	0	0	0

(1)
The potential realizable value is calculated based on the term of the option at its time of grant (10 years). It is calculated by assuming the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and the shares thereby acquired are sold on the last day of the option term for the appreciated stock price.

(2)
Based on options for a total of 1,045,500 Common Shares granted to employees, including the Named Executive Officers, in 2004.

(3)
The term of each option is 10 years. The term is subject to acceleration in the event of certain employment terminations or a change in control of the Company. Options are not exercisable during the first twelve months from the date the options are granted, but on and after the first day of each anniversary of the date on which such option was awarded, 25% of the total shares subject to the option become exercisable.

(4)
Mr. McClenahan joined the Company in May 2004.

(5)
Mr. Puig resigned as of November 2004. Mr. Tanenberg has indicated his intention to resign once his successor joins the Company. Ms. Witte has indicated her intention to resign effective June 3, 2005.

Special Option Grants in 2005

        In February 2005 the Named Executive Officers (other than Mr. Puig) were awarded Special Option Grants for Common Shares. Mr. Keller's Special Option Grant was for 750,000 Common Shares; each other Named Executive Officer (other than Mr. Puig) received a Special Option Grant for 300,000 Common Shares. The total number of Common Shares subject to Special Option Grants issued in February 2005 was 3,870,000, of which 2,400,000 were issued to executive officers. See "Compensation Committee Report" for more information.

Aggregate Fiscal Year-End Option Values

        The following table provides information regarding the exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2004, the last trading day of fiscal 2004. No Named Executive Officer exercised options in fiscal 2004.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert J. Keller (2)	0	400,000	0	0
James McClenahan (2)	0	75,000	0	0
Mark E. McDermott	110,510	67,530	0	0
George Puig (2)	0	0	0	0
Marc T. Tanenberg	183,456	118,369	0	0
Linda R. Witte	117,456	52,369	0	0

(1)
Value is calculated by subtracting the exercise price per share from the fair market value at December 31, 2004, the last trading day in fiscal 2004, of $1.69 per share, and multiplying by the number of shares subject to the stock options.

(2)
Messrs. Keller and McClenahan joined the Company in March and May 2004, respectively. Mr. Puig joined the Company in January 2004 and resigned effective November 2004. His options were forfeited as a result of his resignation.

Equity Compensation Plan Information

        The following table summarizes the number of Common Shares under the Company's equity compensation plans as of January 2, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by security holders(1)	5,402,983	$3.96	5,053,019	(2)
Total

(1)
Includes the following equity compensation plans: Second Amended and Restated 1995 Incentive Stock Plan and Employee Stock Purchase Plan, which was suspended effective March 31, 2003.

(2)
Represents 5,030,295 shares remaining for issuance under the Second Amended and Restated 1995 Incentive Stock Plan and 22,724 shares remaining for issuance under the suspended Employee Stock Purchase Plan.

Employment Agreements

        In March 2004, the Board of Directors elected Robert J. Keller as President and Chief Executive Officer of the Company. Terms of Mr. Keller's employment arrangements are described in the "Chief Executive Officer Compensation" section set forth on page 15. The Company entered into employment agreements with Mr. McClenahan in May 2004, Mr. Tanenberg in August 2001 and Ms. Witte in

April 1999. Current salaries for these executives are $285,000, $278,100 and $251,125 respectively. Mr. McDermott's salary is $225,000. The agreements with Messrs. McClenahan, Tanenberg and Ms. Witte each provide for eligibility for bonuses under the Company's Management Incentive Plan and options to purchase Common Shares, severance payments in the amount of twelve months of base salary in the event of termination of employment other than for cause, and non-competition and confidentiality commitments on the part of the executive. Mr. McDermott is subject to non-competition and confidentiality commitments.

Employment Security Agreements

        The Company maintains a "double trigger" severance plan in which the Company's Chief Executive Officer, Senior Vice Presidents, Group Vice Presidents and Vice Presidents participate. The plan provides that following a change in control, severance will be payable upon termination of the executive's employment within one year after the change in control either by the Company, other than for cause, or by the executive for good reason. Pursuant to the plan, the Chief Executive Officer and each Senior Vice President, Group Vice President or Vice President is a party to an Employment Security Agreement, which serves to confer the benefits contemplated by the plan. Mr. Keller is entitled to severance in an amount equal to thirty-six months salary plus target bonus under the Management Incentive Plan under his Employment Security Agreement. Each of Messrs. McClenahan, McDermott and Tanenberg and Ms. Witte is entitled to severance in an amount equal to eighteen months salary plus target bonus under the Management Incentive Plan under his or her Employment Security Agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Policy and Overall Objectives

        The Compensation Committee administers the Company's executive compensation program. The Compensation Committee is composed of independent directors responsible for the oversight of all elements of compensation for the Company's executive officers. The Compensation Committee has furnished this report on executive compensation for fiscal year 2004.

        The industry sector in which the Company operates is highly competitive. The Company intends that its compensation programs be both market competitive and effective in supporting the Company's business strategy and the execution of tactical and strategic initiatives. The Company retains independent compensation consultants to provide objective and expert advice on various plan design issues.

        The executive compensation program consists of base pay, annual performance-based cash incentives, and long-term performance-based equity incentives, all of which are designed to reward executives for superior Company performance and the creation of shareholder value. The Compensation Committee believes that a true pay-for-performance culture based on accountability and linkage to business objectives is critical for future business success.

        The Company's practice is to target total compensation levels for the Company's executives at above average levels. A range between the 50th percentile and 75th percentile of total compensation of surveyed companies is generally targeted.

Executive Compensation Components

        The Company's executive compensation program consists of three key components that collectively help the Company attract, retain and motivate key executive talent. The components balance short- and long-term perspectives, decision-making, and actions. Each component is set forth below.

  Base Salary

        Base salaries of executive officers are targeted to be competitive relative to companies in the customer service or customer relationship management, outsourcing, and other comparable industries. In determining salaries, the Compensation Committee also takes into account individual experience and performance.

  Annual Incentives

        Management Incentive Plan.    Incentive opportunities are designed around a strategic mix of corporate and individual performance objectives. All corporate and individual targets are directly linked to the Company's annual business and financial plan. For 2005, as reviewed and approved by the Compensation Committee, the financial targets under the Management Incentive Plan are earnings before income, taxes, depreciation and amortization ("EBITDA") and revenue. For participants in the Management Incentive Plan other than the executive officers, individual performance goals are set within three categories: individual objectives, client key performance indicators and execution against financial metrics. The employee and his or her manager establish and review individual goals aligned with the Company's business plan.

  Long-Term Incentives

        Incentive Stock Plan.    The purpose of the Incentive Stock Plan is to attract and retain highly qualified individuals and to motivate them to maximize shareholder value. The Committee believes that options to acquire Common Shares of the Company serve this purpose. Participation in the Incentive Stock Plan is limited to executive officers and key employees who the Compensation Committee has determined to be key contributors to the future growth and profitability of the Company. In 2004, the Compensation Committee granted a total of 1,045,500 options to 24 employees.

        In February 2005, the Company granted "Special Option Grants" to twenty employees, including the Chief Executive Officer and the Named Executive Officers (other than Mr. Puig). The Compensation Committee considered these grants retention grants and does not contemplate that the recipients of these grants will receive additional equity compensation for the three year period 2005-2007 (other than as contemplated by Mr. Keller's employment agreement relative to a potential issuance of restricted stock as a portion of his annual bonus payouts). The exercise price of the Special Option Grants is $1.62, the fair market value on the date on which these grants were issued, excepting one grant at which such exercise price exceeded fair market value on the date granted. Special Option Grants vest ratably annually over five years and provide for partial acceleration of vesting upon a change in control if the employee is then employed by the Company and full vesting upon a termination of employment at or after a change in control in certain circumstances. The Special Option Grants were for 3,870,000 Common Shares in the aggregate, of which 2,400,000 were issued to executive officers.

        The Company has adopted stock option grant guidelines that provide new hire, promotion, and performance award option grant opportunities for management employees at the vice president level and above, as well as certain individually selected key employees. These guidelines are based on competitive industry practice. Under the guidelines, plan participants are eligible for grants based on their responsibilities, individual performance and contribution to the Company. Options granted pursuant to these guidelines vest annually over a period determined by the Compensation Committee, with partial acceleration of vesting upon a change in control if the employee is then employed by the Company and full vesting upon a termination of employment on or after a change in control in certain circumstances.

        Long Term Cash Incentive Plan.    In February 2005, the Company issued long term cash incentive awards to certain key employees not included in the Special Option Grant. These awards call for a payment in 2008 based on the Company's 2007 EBITDA and revenue performance and also provide for partial acceleration of vesting upon a change in control in certain circumstances.

Chief Executive Officer Compensation

        In March 2004, the Board of Directors elected Robert J. Keller as President and Chief Executive Officer of the Company. The Compensation Committee conducted an evaluation of Mr. Keller's compensation, which included a competitive analysis of compensation practices for chief executive officers and a recommendation by an independent compensation consultant. Upon the recommendation of the Compensation Committee, the Board of Directors approved the following compensation arrangement for Mr. Keller. Mr. Keller receives an annual salary of $400,000 and is eligible for annual bonuses under the Company's Management Incentive Plan at threshold, target and maximum bonus levels of 50%, 75% and 150% of salary, based solely on the Company's performance against the annual financial performance measures of revenue and EBITDA. Mr. Keller's annual bonus will be paid one half in cash and one half in restricted stock or deferrable restricted stock units, to vest 50% on grant and 50% on the first anniversary of grant. On his hire date, Mr. Keller was granted an option for 400,000 Common Shares. This option provides for four year vesting, a partial acceleration of vesting upon a change in control if Mr. Keller is then employed by the Company and full vesting upon a termination on or after a change of control in certain circumstances. In February 2005, Mr. Keller was awarded a Special Option Grant for an additional 750,000 Common Shares, pursuant to the Special Option Grant terms described above. Mr. Keller's agreement provides for severance payments in the amount of twenty four months of base salary and a prorated portion of the bonus payable based on actual performance for the year in which termination occurs in the event of termination of employment other than for cause.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's chief executive officer or any of the four other most highly compensated executive officers. Qualifying performance-based compensation is specifically exempt from the deduction limit. The Compensation Committee operates according to a philosophy intended to take full advantage of deductions available under Section 162(m).

Respectfully submitted,

COMPENSATION COMMITTEE
Thomas M. Collins, Chairman Samuel K. Skinner

PERFORMANCE GRAPH

        The following graph sets forth a comparison of the cumulative total shareholder return on the Company's Common Shares for the period beginning January 2, 2000, and ending January 2, 2005, as compared with the cumulative total return of the S&P 500 Index and a Peer Group Index. The Peer Group consists of: Aegis Communications Group, Inc., Convergys Corp., ICT Group, Inc., Startek Inc., Sitel Corp., Sykes Enterprises, Inc., Telespectrum Worldwide, Inc., Teletech Holdings, Inc., and West Corporation. The total shareholder return for each company in the Peer Group has been weighted according to the company's stock market capitalization. This graph assumes an investment of $100 in each of the Common Shares, the S&P 500 Index and the Peer Group Index, and assumes reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
12/31/99
12/29/00
12/28/01
12/27/02
12/26/03
12/31/04
APAC Customer Services, Inc.
S&P 500 Stocks
Self-Determined Peer Group

	12/31/99	12/29/00	12/28/01	12/27/02	12/26/03	12/31/04
APAC Customer Services, Inc.	$100.0	$26.2	$17.8	$16.2	$18.4	$12.4
S&P 500 Stocks	100.0	91.2	81.3	62.3	79.5	89.5
Self-Determined Peer Group	100.0	91.4	80.6	38.5	51.5	51.7

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Fees billed to the Company by Deloitte & Touche LLP ("Deloitte & Touche") its independent registered public accounting firm for services rendered during fiscal years 2004 and 2003 were as follows:

	2004		2003
Audit Fees	$518,000	(1)	266,572
Audit Related Fees	15,500		68,012
Tax Fees	136,100		115,720

Total	659,600		450,304

(1)
Includes Section 404 Attestation fees in the amount of $275,000

        "Audit Fees" for audit services in 2004 and 2003 include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and fees associated with the services normally provided by the independent public auditors in connection with statutory and regulatory filings or engagements for those fiscal years, and Section 404 Attestation Fees.

        "Section 404 Attestation Fees" include fees associated with the Section 404 attestation services provided with respect to 2004.

        "Audit Related Fees" in 2004 and 2003 are fees for assurance and related services that are reasonably related to the performance of the audit or interim financial statement review and are not reported under Audit Fees, internal control related consultation services and audit of the Company's retirement plans.

        "Tax Fees" includes tax compliance, assistance with tax audits, tax advice and tax planning.

        Policy Regarding the Approval of Audit and Non-Audit Services Provided by the Independent Registered Public Accounting Firm.    The Audit Committee is responsible for appointing the Company's independent registered public auditors and approving the terms of the independent registered public auditor's services. The Audit Committee has established a policy governing services performed by the Company's independent registered public auditors, which requires Audit Committee pre-approval of all audit and non-audit services to be provided by the Company's independent registered public auditors, sets forth non-audit services which may not be performed by the Company's independent registered public auditors and provides for regular review by the Audit Committee of the services performed by the Company's independent registered public auditors and their fees. The Audit Committee approved 100% of the audit, audit related, tax and other services provided by Deloitte & Touche in 2004.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee met and held discussions with management and Deloitte & Touche, the Company's independent registered public auditors for 2004. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed with management and Deloitte & Touche the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2005. The Committee discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as amended.

        Deloitte & Touche also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended. The Committee has discussed the independence of Deloitte & Touche with members of the firm.

        Management is responsible for the Company's internal control and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. As provided in its Charter, the Audit Committee's responsibilities include the monitoring and oversight of these processes.

        In its oversight role for these matters, the Audit Committee relies on the information and representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to certify that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's independent accountants are in fact "independent."

        Based upon and in reliance upon the review and discussion referred to above and the review of Deloitte & Touche's report to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE
John W. Gerdelman, Chairman John J. Park Samuel K. Skinner

INDEPENDENT AUDITORS

        The Audit Committee has retained Deloitte & Touche to serve as the Company's independent public accountants for the First Quarter of 2005 and is in discussion with Deloitte and Touche regarding 2005. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, where they will be available to make a statement and respond to appropriate questions.

CERTAIN TRANSACTIONS

        In 2004 the Company spent $2,737,030 on telecommunications services provided by MCI, Inc. The Company continues to purchase telecommunications services from MCI and has done so since 1997. Until October 2004 Ms. Andreotti, a Director of the Company since April of 2005, was an executive officer of MCI, Inc. The Company has a $163,000 investment in 2001 Development Corporation, a community-oriented economic development company in Cedar Rapids, Iowa, of which Mr. Collins, a member of the Board of Directors, is the President. As share ownership in 2001 Development Corporation is limited to corporations doing business in Cedar Rapids, Mr. Collins owns no interest in 2001 Development Corporation.

PROPOSAL NO. 2
APPROVAL OF THE 2005 INCENTIVE STOCK PLAN

Background and Purpose of the Plan

        The Board of Directors, on April 7, 2005, adopted (subject to shareholder approval) the 2005 Incentive Stock Plan. If approved by the shareholders at the Annual Meeting, the 2005 Incentive Stock Plan will become effective on June 3, 2005. Regardless of whether this proposal is approved, grants made under the Company's Amended and Restated 1995 Incentive Stock Plan (the "1995 Plan") will remain in effect. The 2005 Incentive Stock Plan is the successor to the 1995 Plan.

        Under applicable listing standards of The Nasdaq National Market, the Company is required to obtain shareholder approval of the 2005 Incentive Stock Plan. In addition, shareholder approval of the 2005 Incentive Stock Plan is necessary to allow the Company to ensure that compensation paid under the 2005 Incentive Stock Plan can be eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended ("Tax Code"), which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which the Company would otherwise claim its tax deduction, the Company's chief executive officer and its other four highest-paid executive officers ("162(m) Officers"). On March 25, 2005, the closing price of the Company's Common Shares as reported on The Nasdaq National Market was $1.225.

Purpose of the Plan

        The 2005 Incentive Stock Plan was adopted to attract and retain highly competent persons as officers and key employees, members of the Board of Directors, and independent contractors to provide consulting or advisory services to the Company by providing them opportunities to acquire Common Shares.

Material Features of the 2005 Incentive Stock Plan

        The following is a brief summary of the material features of the 2005 Incentive Stock Plan. The description is qualified in its entirety by reference to the copy of the 2005 Incentive Stock Plan appended to this Proxy Statement as Appendix A.

        Eligibility.    Company officers, key Company employees, members of the Board of Directors and independent contractors providing consulting or advisory services to the Company are eligible to participate in the 2005 Incentive Stock Plan. There are currently approximately 80 officers and key employees and five non-employee members of the Board of Directors eligible to receive awards under the 2005 Incentive Stock Plan.

        Common Shares Reserved Under the Plan.    The total number of Common Shares presently authorized, subject to shareholder approval, for grant under the 2005 Incentive Stock Plan is 1,341,150. In addition, any Common Shares subject to stock options or issued under such options may be subject to new options, if such options or rights lapse, expire or terminate prior to issuance of Common Shares or the payment of the equivalent thereof or if Common Shares are issued under such options and are later reacquired by the Company. The maximum number of Common Shares that may be granted to any one participant in any calendar year in any one or more forms of award under the 2005 Incentive Stock Plan, in the aggregate, is 1,000,000 shares. If there is any change in the capitalization of the Company, such as a stock split or dividend, or a merger, consolidation or reorganization with another company, or any other relevant change in the capitalization of the Company, the Compensation Committee may make appropriate adjustments in the number of Common Shares available for awards and the number and/or reference price or fair market value of shares subject to outstanding awards to prevent dilution or enlargement of rights.

        Types of Awards.    The 2005 Incentive Stock Plan authorizes the Compensation Committee to grant awards of stock options (including incentive stock options under Section 422 of the Tax Code), stock appreciation rights, restricted stock, restricted stock units, performance shares and performance share units, stock awards, as well as dividend equivalent rights, non-employee director stock options, awards pursuant to the 2005 Management Incentive Plan (see Proposal No. 3 under this proxy), and other awards serving a similar function as the foregoing awards.

        Options.    The Compensation Committee may grant options to eligible employees that are intended to qualify under Section 422 of the Tax Code ("incentive stock options") and options to eligible employees, non-employee directors, and independent contractors providing consulting or advisory services to the Company, that are not so intended ("nonqualified stock options"). The Committee will have complete discretion, subject to the terms of the 2005 Incentive Stock Plan, to determine the persons to whom options will be awarded, the time or times of grant, and the other terms and conditions of the grant.

        Option and Stock Appreciation Right Exercise Price and Vesting.    The Compensation Committee will determine the exercise price with respect to each option at the time of grant. The option exercise price per Common Share shall not be less than 100% of the fair market value per share of the Common Shares underlying the option on the date of grant. The Compensation Committee may reprice outstanding stock options and stock appreciation rights when the exercise price exceeds the fair market value of the underlying Common Shares. The Committee may determine at the time of grant and any time thereafter the terms under which options shall vest and become exercisable. However, options may expire no later than ten years from the date of grant.

        Stock Appreciation Rights.    Stock appreciation rights ("SARs") may be granted independently of any stock option or in tandem with all or any part of a stock option granted under the 2005 Incentive Stock Plan, upon such terms and conditions as the Compensation Committee may determine. Upon exercise, an SAR entitles a participant to receive the excess of the fair market value of a Common Share on the date the SAR is exercised over the fair market value of a Common Share on the date the SAR is granted. The Compensation Committee will determine whether an SAR will be settled in cash, Common Shares or a combination of cash and Common Shares. Upon exercise of an SAR granted in conjunction with a stock option, the option or the portion thereof to which the SAR relates will be surrendered.

        Transferability of Options.    Generally, options may not be transferred except by will or applicable laws of descent and distribution.

        Termination of Options.    Options shall be exercisable during such periods as may be established by the Compensation Committee. Under current Compensation Committee practice, upon a termination of employment in most circumstances, unvested options will be forfeited and vested options will expire on the earlier to occur of the expiration date of the option or 90 days after the severance of an option holder's employment with the Company or any of its subsidiaries. However, if before the expiration of an option, an option holder's employment terminates as a result of death or disability under the established rules of the Company then in effect, the option will remain in effect, vest and be exercisable for the earlier of the expiration date of the option or one year.

        Restricted Shares.    Restricted shares are Common Shares that may not be sold or otherwise disposed of during a restricted period after grant, the duration of which will be determined by the Compensation Committee. The Compensation Committee may provide for the lapse of such restrictions in installments. Restricted shares may be voted by the recipient. The Compensation Committee may provide in the grant that dividends on the restricted shares may be payable to the recipient in cash or in additional restricted shares. A recipient of a grant of restricted shares will generally earn unrestricted ownership thereof only if the individual is continuously employed by the Company or a subsidiary during the entire restricted period.

        Performance Shares.    Performance shares are grants of Common Shares which are earned by achievement of performance goals established for the award by the Compensation Committee. During the applicable performance period determined by the Compensation Committee for an award, the shares may be voted by the recipient. The Compensation Committee may provide in the grant that dividends on the Performance Shares may be payable to the recipient in cash or in additional Performance Shares. When applicable performance criteria are met the shares are earned and become unrestricted. The Committee may provide that a certain percentage of the number of shares originally awarded may be earned based upon the attainment of the performance goals.

        Restricted Stock Units and Performance Share Units.    Restricted stock units and performance share units are fixed or variable share or dollar denominated units valued, at the Compensation Committee's discretion, in whole or in part by reference to, or otherwise based on, the fair market value of the Company's Common Shares. The Compensation Committee will determine the terms and conditions applicable to restricted stock units and performance share units, including any applicable restrictions, conditions, or contingencies, which may be related to individual, corporate or other categories of performance. A restricted stock unit and a performance share unit may be payable in Common Shares, cash or a combination of both. An employee who receives a restricted stock unit or performance share unit may be given rights to dividend equivalents on such stock units, payable in cash, stock, or additional stock units, subject to any conditions the Compensation Committee may impose.

        Change in Control.    In the event of a Change in Control (as defined in the 2005 Stock Incentive Plan), if the employee is then employed by the Company, then 50% of all unvested options, stock appreciation rights restricted shares and restricted share units outstanding on the date immediately preceding such Change in Control will become fully vested and exercisable. Based on current Compensation Committee practice, stock option awards will fully vest upon a termination of employment at or after a Change in Control in certain circumstances.

        Administration of the Plan.    Unless otherwise determined by the Board of Directors, the 2005 Incentive Stock Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee is composed of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), "outside directors" within the meaning of Section 162(m) of the Code, and "independent directors" within the meaning of The Nasdaq National Market listing standards. The Compensation Committee will have wide latitude in providing policies and procedures regarding the implementation in accordance with the terms and conditions of the 2005 Incentive Stock Plan, including the power to grant options, select the individuals to whom options are granted, determine the terms thereof, to interpret the provisions of the 2005 Incentive Stock Plan and to otherwise administer the 2005 Incentive Stock Plan. Except as prohibited by applicable law or The Nasdaq National Market listing standards, the Compensation Committee may, from time to time, delegate all or any of its responsibilities and powers under the 2005 Incentive Stock Plan, including the power to designate participants and determine the amount, timing and term of options granted. Such delegation may be made to any person or persons, including, without limitation, any executive officer of the Company.

        All awards will be evidenced by a written document in such form as is determined by the Compensation Committee, which the Compensation Committee may, but need not, require that the grantee sign.

        Amendment and Termination.    The Board of Directors may, at any time, amend or terminate the 2005 Incentive Stock Plan, except that the following actions may not be taken without shareholder approval:

  •
  any increase in the number of Common Shares that may be issued under the 2005 Incentive Stock Plan (except by certain adjustments provided for under the specific terms of the 2005 Incentive Stock Plan);

  •
  any change in the requirements of the 2005 Incentive Stock Plan regarding the exercise price of options;

  •
  any cancellation of an option and issuance of a new option, or other action, not otherwise provided under the 2005 Incentive Stock Plan (see Option and Stock Appreciation Right Exercise Price and Vesting, above), that would constitute a "repricing" under applicable Nasdaq National Market listing requirements.

  •
  any material amendment to the Plan; or

  •
  any other amendment to the 2005 Incentive Stock Plan that would require approval of the Company's shareholders under applicable law, regulation or rule.

        At this time, The Nasdaq National Market listing standards required that the Company's shareholders must approve all material amendments to the 2005 Incentive Stock Plan.

        Duration of the Plan.    The 2005 Incentive Stock Plan will expire on June 3, 2015.

Federal Tax Treatment

        The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the 2005 Incentive Stock Plan and to the Company. It is based on the Tax Code and interpretations thereof as in effect on the date of this Proxy Statement.

        The discussion set forth below is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of options under the 2005 Incentive Stock Plan. As a result, the summary is not intended as tax advice to any individual. The Company has not undertaken to discuss the tax treatment of options under the 2005 Incentive Stock Plan in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the options in connection therewith.

        Summary of Current Federal Income Tax Rates for Individuals.    Ordinary income of individuals, such as compensation income, is currently taxed at a top bracket rate of 35%. In addition, the maximum long-term capital gains rate for individuals is currently 15%. The maximum federal income tax rate for qualifying dividends received by individuals is currently 15%.

        Grant of Options.    There will be no federal income tax consequences to the grantee of an option or the Company upon the grant of an Incentive Stock Option under the 2005 Incentive Stock Plan.

        Exercise and Disposition of Nonqualified Stock Options.    Upon the exercise of an Option, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired Common Shares, less (b) the exercise price paid for those Common Shares. In general, as long as the Company satisfies the applicable reporting requirements, the Company will be entitled to a tax deduction equal to the compensation income recognized by the grantee at that time. Gains or losses recognized by the grantee upon a subsequent disposition of the Common Shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee's basis in the Common Shares received will be the exercise price paid for the Common Shares plus the amount of income, if any, recognized upon exercise of the option.

        Exercise and Disposition of Incentive Stock Options.    No taxable income is realized by the participant pursuant to the exercise of an incentive stock option granted under the 2005 Incentive Stock Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.

        If the Common Shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-years-from-grant/one-year-from-transfer holding period, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

        If any incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.

        Grant and Exercise of Stock Appreciation Rights.    No taxable income is recognized by a participant upon the grant of an SAR under the 2005 Incentive Stock Plan. Upon the exercise of an SAR, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the cash received upon exercise, plus the fair market value on the date of exercise of any Common Shares received upon exercise. Common Shares received on the exercise of an SAR will be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR in the same manner as nonqualified stock options. Certain stock appreciation rights, particularly stock appreciation rights payable in cash, may be subject to certain restrictions governing the deferral of compensation under Section 409A of the Tax Code. Such restrictions may restrict the date of payment of a stock appreciation right to a fixed date, termination of employment or other services to the Company and other events described thereunder, among other restrictions.

        Restricted Stock; Restricted Stock Units; Performance Shares and Performance Share Units.    A participant awarded restricted stock, restricted stock units, performance shares, or performance share units generally will be subject to tax at ordinary income rates on the fair market value of the Common Shares at the time the award shares vest or are no longer subject to forfeiture, or in the case of restricted stock units or performance share units when such units are vested and Common Shares are issued. However, a recipient who so elects under Section 83(b) of the Tax Code within 30 days of the date of the grant will recognize ordinary taxable income on the date of the grant equal to the fair market value of the shares or of shares underlying a grant of share units as if the restricted shares or units were unrestricted or the performance shares or units were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will be entitled to claim a loss for tax purposes, typically a capital loss, with respect to the forfeited shares, not an ordinary tax deduction. Upon the sale of restricted stock or performance shares, or shares issued with respect to restricted stock units or performance share units after vesting or after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient timely elects under Section 83(b) to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately.

        Section 162(m) Limitation.    In general, Section 162(m) of the Tax Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the Company with respect to certain compensation payable to any employee who is the chief executive officer or one of the other four highest paid executive officers of the Company on the last day of that tax year. This limit does not apply to "performance-based compensation" paid under a plan that meets the requirements of Section 162(m) the Tax Code and related regulations. The Company believes that the options to be granted under the 2005 Incentive Stock Plan will qualify for the performance-based compensation exception to the Section 162(m) limitations under current law because options will be issued only if shareholder approval is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of the option since option exercise prices will be no less than fair market value on the date of grant.

        Golden Parachute Tax and Section 280G of the Tax Code.    If option or other share award vesting is accelerated as a result of a change in control, all or a portion of the value of the option at that time may be a "parachute payment" under Section 280G of the Tax Code for certain employees and other individuals who perform services for the Company. Section 280G generally provides that if parachute payments equal or exceed three times an option holder's average W-2 compensation for the five tax years preceding the year of the change in control, the Company will not be permitted to claim its deduction with respect to any "excess parachute payments" made to the individual. An "excess parachute payment" generally is the portion of a parachute payment that exceeds such individual's average compensation for such period. Section 280G generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company. A recipient of an excess parachute payment is subject to a 20% excise tax on such excess parachute payment under Section 4999 of the Tax Code.

Certain Interests of Directors

        In considering the recommendation of the Board of Directors with respect to the 2005 Incentive Stock Plan, shareholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2005 Incentive Stock Plan. As discussed above, directors who are also employees of the Company may be eligible for the grant of Options under the 2005 Incentive Stock Plan; however, none of these directors serve on the Compensation Committee. The Board of Directors believes that approval of the 2005 Incentive Stock Plan will advance the interests of the Company and its shareholders by encouraging employees to make significant contributions to the long-term success of the Company.

Award Participation

        No awards under the 2005 Incentive Stock Plan have been predetermined. It is not possible to determine the amount and type of awards that will be made under the Incentive Stock Plan in the future because such determinations are within the discretion of the Compensation Committee, based on such factors as it deems pertinent in selecting participants and establishing awards.

Vote Required and Board Recommendation

        The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented in person or by proxy at the Annual Meeting is required to approve the 2005 Incentive Stock Plan.

        The Board of Directors recommends a vote FOR approval of the proposed adoption of the 2005 Incentive Stock Plan.

PROPOSAL NO. 3
APPROVAL OF MANAGEMENT INCENTIVE PLAN

        The Board of Directors adopted, on March 10, 2005, the APAC Customer Services, Inc. Management Incentive Plan (the "Management Incentive Plan") and is recommending that shareholders approve the Management Incentive Plan so that awards under the Management Incentive Plan made after June 3, 2005 will qualify as performance-based compensation not subject to a limit on deductibility imposed by Tax Code Section 162(m).

Purpose of the Plan

        The Management Incentive Plan was adopted to reward certain eligible employees of the Company who help achieve annual and long-term performance goals of the Company and, in some cases, specified individual goals.

Material Features of the Plan

        The following is a brief summary of the material features of the Management Incentive Plan. The description is qualified in its entirety by reference to the copy of the Management Incentive Plan appended to this Proxy Statement as Appendix B.

        Eligibility.    Any Company employee designated by the Compensation Committee is eligible to participate in the Management Incentive Plan. There are currently approximately 670 employees which could be designated as eligible to receive awards under the Management Incentive Plan.

        Awards.    Awards under the Management Incentive Plan consist of Annual Incentive Awards and Long-Term Incentive Awards. Annual Incentive Awards are bonuses, which may be stated as a percentage of the participant's base salary, a specific dollar amount or other measurement determined by the Compensation Committee, which are earned during a period not exceeding a year. Long-Term Incentive Awards are composed of awards earned during a period of two or more years. Awards are payable in cash or Common Shares (as determined by the Compensation Committee). Awards may, in the discretion of the Compensation Committee, be stated as a percentage of the participant's base salary, a dollar amount or other measurement. Awards payable in Common Shares will be issued under the 2005 Incentive Stock Option Plan (see Proposal 2 of this proxy statement), and therefore approval of the Management Incentive Plan by the shareholders will not result in any increase in the number of Common Shares authorized for issuance under the Company's incentive plans in the aggregate.

        Maximum Award.    The maximum dollar amount of any award determined by formula is limited to:

  •
  the greater of $1,000,000 or 250% of the participant's base salary for Annual Incentive Awards, and

  •
  the greater of $2,000,000 or 500% of the participant's base salary for Long-Term Incentive Awards.

The maximum aggregate number of Common Shares that may be granted to any single participant in any calendar year with respect to awards determined by formula is 300,000 shares (subject to certain adjustments). The Management Incentive Plan provides that modifications and/or changes made as a result of the limitations described above will not disqualify compensation attributable to such awards as "performance-based compensation" under Section 162(m) of the Tax Code.

Performance Criteria

        The Compensation Committee, in its discretion, and subject to the approval of the Board of Directors, will establish objective performance goals for eligible individuals, including individual or aggregate threshold, target and maximum levels of performance necessary to achieve and to earn all or a portion of an award. The performance goals may be based upon both financial and non-financial goals, including earnings before interest, taxes, depreciation and amortization, revenue, sales, earnings per share, funds from operations, pretax income before allocation of corporate overhead and bonus, budget, cash flow, net income, division, group or corporate financial goals, appreciation in or maintenance of the price of the Stock or any other publicly traded securities of the Company, dividends, total shareholder return, return on shareholders' equity, return on assets, return on investment, internal rate of return, attainment of strategic and operational initiatives, market share, operating margin, profit margin, gross profits, earnings before interest and taxes, economic value-added models, comparisons with various stock market indices, increase in number of customers, and reductions in costs, as determined by the Compensation Committee.

        Additionally, the Compensation Committee may determine that an award shall be attributable, in part, to a participant's achievement of individual performance goals. Achievement of individual performance goals shall be determined by the Compensation Committee based on consulting the person to whom the participant directly reports. The Management Incentive Plan allows for awards based on both the performance

        Terms and Conditions of awards.    The Compensation Committee has the authority, in its sole discretion, to grant Annual Incentive Awards and Long-Term Incentive Awards to participants, and to establish the terms and conditions of such awards, including:

  •
  the payout, tax withholding and restrictive covenants related to an award, and

  •
  in the case of any payment of an award in Common Shares, vesting and other restrictions, the effects of the termination of a participant's employment or service and transferability, in each case in accordance with the terms of the 2005 Stock Option Plan.

        Each award granted under the Management Incentive Plan will be evidenced by an award agreement which shall be signed by the Compensation Committee and the participant

        Termination Upon a Change in Control.    Unless otherwise provided by the terms of the applicable award agreement, if the Company terminates a participant's employment coincident with or after a Change in Control (as defined in the Management Incentive Plan), the participant is entitled to receive a target award amount based on the portion of the performance period completed prior to the termination of the participant's employment.

        Administration of the Plan.    The Compensation Committee has broad authority to administer the Management Incentive Plan, and may delegate, to one or more individuals, some or all of its authority to administer the Management Incentive Plan with respect to participants below the Senior Vice President level to the extent that award and payment of awards to such participants are not subject to Section 162(m) of the Tax Code.

        Amendment and Termination.    Subject to the rights of participants to receive a payment to which the participant is entitled, the Compensation Committee may, in its sole discretion, may modify or amend the Management Incentive Plan and may suspend or terminate the Management Incentive Plan in its entirety.

        Effect of Shareholder Approval.    Any awards under the Management Incentive Plan granted after the 2005 Annual Meeting of Shareholders are subject to the condition that the Management Incentive Plan has been approved by the shareholders of the Company. Shareholder approval shall not be required for awards made prior to the 2005 Annual Meeting of Shareholders.

Certain Interests of Directors

        In considering the recommendation of the Board of Directors with respect to the Management Incentive Plan, shareholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the

Management Incentive Plan. As discussed above, directors who are also employees of the Company will be eligible to be designated as participants in the Management Incentive Plan; however, none of these directors serve on the Compensation Committee. The Board of Directors believes that approval of the Management Incentive Plan will advance the interests of the Company and its shareholders by encouraging employees to make significant contributions to the long-term success of the Company.

New Plan Benefits

        The following table sets forth the dollar value of awards which the Compensation Committee has granted (or has determined to grant) based on the assumption that the applicable performance goals to which such awards are subject are satisfied at the end of the performance period.

Name	Threshold $	Target $	Maximum $
Robert J. Keller	200,000	300,000	600,000
James M. McClenahan	28,500	114,000	228,000
Mark E. McDermott	22,500	90,000	180,000
Marc T. Tanenberg	27,810	111,240	222,480
Linda R. Witte	25,113	100,452	200,904

        It is not possible to determine the amount and type of awards that will be made under the Management Incentive Plan in the future because such determinations are within the discretion of the Compensation Committee, based on such factors as it deems pertinent in selecting participants and establishing awards.

Vote Required and Board Recommendation

        The affirmative vote of the holders of a majority of the shares of Common Shares entitled to vote and represented in person or by proxy at the Annual Meeting is required to approve the Management Incentive Plan.

        The Board of Directors recommends a vote FOR approval of the Management Incentive Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers, its directors, and persons who own more than ten percent of the Company's outstanding Common Shares report their beneficial ownership and changes in their beneficial ownership of the Company's equity securities by filing reports with the Securities and Exchange Commission. During 2004, to the Company's knowledge, its officers, directors, and greater than ten percent beneficial owners filed the reports required by Section 16(a) on a timely basis.

ANNUAL REPORT ON FORM 10-K

        A copy of the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission accompanies this Proxy Statement. Additional copies of the Annual Report on Form 10-K may be obtained from the Company's website at www.apaccustomerservices.com, or by writing to APAC Customer Services, Inc., Six Parkway North, Deerfield, Illinois 60015, Attention: Marc T. Tanenberg Chief Financial Officer.

MULTIPLE SHAREHOLDERS SHARING AN ADDRESS

        The rules of the Securities and Exchange Commission permit companies to provide a single copy of an annual report and proxy statement to households in which more than one shareholder resides ("Householding"). Shareholders who share an address and who have been previously notified that their broker, bank or other intermediary will be Householding their proxy materials will receive only one copy of the Company's Proxy Statement and Annual Report to Shareholders unless they have affirmatively objected to the Householding notice.

        Shareholders sharing an address who received only one set of these materials may request a separate copy which will be sent promptly at no cost by writing or calling Investor Relations for the Company at: Investor Relations, APAC Customer Services, Inc., Six Parkway North, Deerfield, IL 60015 or 800-776-2722. For future annual meetings, a shareholder may request separate annual reports or proxy statements, or may request the Householding of such materials, by contacting the Company as noted above.

PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING

        A shareholder who intends to present a proposal at the 2006 Annual Meeting and who wishes to have the proposal included in the Company's proxy statement for that meeting must deliver the proposal to the Secretary. All proposals must be received by the Secretary at the Company's principal executive office, Six Parkway North, Deerfield, Illinois 60015, no later than December 23, 2005, and must satisfy the applicable rules and regulations of the Securities and Exchange Commission to be eligible for inclusion in the proxy statement for that meeting.

        A shareholder who intends to nominate a candidate for director or to present a proposal that is a proper subject for consideration at the 2006 Annual Meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement, must provide written timely notice to the Secretary in accordance with the Company's Bylaws. To be timely, such notice must be delivered to the Secretary at the Company's principal executive offices between February 3, 2006 and March 5, 2006. However, if the date of the 2006 Annual Meeting is before April 4, 2006, or after August 2, 2006, the notice must be delivered to the Secretary at the Company's principal executive office not more than 120 days prior to the 2006 Annual Meeting and not less than the later of 90 days prior to the 2006 Annual Meeting or 10 days following the day on which the Company first publicly announces the date of the 2006 Annual Meeting. The notice must describe certain information regarding the nominee and the shareholder giving the notice, including information such as name, address, occupation and shares held.

OTHER MATTERS TO COME BEFORE THE MEETING

        The Board of Directors knows of no other business that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.

By Order of the Board of Directors

Linda R. Witte Secretary
Date: April 22, 2005

APPENDIX A

APAC CUSTOMER SERVICES, INC.
2005 INCENTIVE STOCK PLAN

        1.    Purpose.    The purpose of the APAC CUSTOMER SERVICES, INC. 2005 Incentive Stock Plan (the "Plan") is to provide incentives to attract and retain highly competent persons as officers and key employees of APAC Customer Services, Inc. (the "Company") and its Subsidiaries and members of its Board of Directors as well as independent contractors providing consulting or advisory services to the Company, by providing them opportunities to acquire shares of Common Stock and to receive monetary payments based on the value of such shares pursuant to the Awards described herein. The Plan is the successor to the Predecessor Plan.

        2.    Definitions.

          (a)   "Award" means, Stock Options (including Incentive Stock Options), Stock Appreciation Rights, Restricted Stock or Restricted Stock Unit awards, Performance Share or Performance Unit awards, Dividend or Dividend Equivalent Rights, Stock Awards, MIP Awards, Director Options, or other awards ("Other Incentive Awards"), that are valued in whole or in part by reference to, or are otherwise based on, Common Stock or other factors, all on a stand-alone, combination or tandem basis, as described in or granted under the Plan.

          (b)   "Award Agreement" means a writing provided by the Company to each Participant setting forth the terms and conditions of each Award made under the Plan.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Change of Control" shall be deemed to have occurred upon the happening of any of the following events:

              (i)  A tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Company;

             (ii)  The Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such merger or consolidation;

            (iii)  The Company shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate;

            (iv)  As the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company, or any successor thereto; or

             (v)  A person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934 ("Exchange Act"), other than any employee benefit plan then maintained by the Company, shall acquire more than 50% of the outstanding voting securities of the Company (whether, directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

          Notwithstanding the foregoing, (A) a Change in Control will not occur for purposes of the Plan merely due to the death of Theodore G. Schwartz, or as a result of the acquisition by Theodore G.

  Schwartz, alone or with one or more affiliates or associates, as defined in the Exchange Act, of securities of the Company, as part of a going-private transaction or otherwise, unless Mr. Schwartz or his affiliates, associates, family members or trusts for the benefit of family members (collectively, the "Schwartz Entities") do not control, directly or indirectly, at least twenty-seven percent (27%) of the resulting entity, and (B) if the Schwartz Entities control, directly or indirectly, less than twenty-seven (27%) percent of the Company's voting securities while it is a public company, then "33 1/3%" shall be substituted for "50%" in clauses (i) and (v) of this Section 1(d), and "66 2/3%" shall be substituted for "50%" in clause (ii) of this Section 1(d).

          (e)   "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f)    "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer the Plan. Unless the Board otherwise determines, and such determination is reduced to writing articulating the reasons for such determination, the Committee shall at all times be comprised of not less than two members, each of whom shall qualify as (i) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder (or any successor law or regulation), and (iii) an "independent director" as such term is defined or used by the rules of the exchange or system on which Common Stock is listed.

          (g)   "Common Stock" means the Common Stock, $0.01 par value, of the Company.

          (h)   "Company" means APAC Customer Services, Inc., a Delaware corporation, and any successor thereto.

          (i)    "Director" means a member of the Board.

          (j)    "Director Plan" means the former APAC Teleservices, Inc. Amended and Restated 1995 Non-Employee Director Stock Option Plan, which plan previously was merged into the Predecessor Plan.

          (k)   "Director Option" has the meaning specified in Section 6(i).

          (l)    "Dividend or Dividend Equivalent Rights" has the meaning specified in Section 6(f).

          (m)  "Effective Date" has the meaning specified in Section 18.

          (n)   "Employee" means an employee of the Company or a Subsidiary.

          (o)   "Fair Market Value" means the average of the highest and the lowest quoted selling prices on the NASDAQ Stock Market on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such selling prices were recorded; provided, if Common Stock is not at any time readily tradable on a national securities exchange or other market system, "Fair Market Value" shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

          (p)   "Incentive Stock Option" has the meaning specified in Section 6(b).

          (q)   "Independent Contractor" means an independent contractor providing consulting or advisory services to the Company at any time or from time to time.

          (r)   "Other Incentive Award" has the meaning specified in Section 2(a).

          (s)   "MIP Award" has the meaning specified in Section 6(h).

          (t)    "Non-Employee Director" means a member of the Board who is not an Employee of the Company or any Subsidiary.

          (u)   "Participant" means an Employee, Non-Employee Director or Independent Contractor who has been granted an Award under the Plan, including the Predecessor Plan.

          (v)   "Performance-Based Award" has the meaning specified in Section 7.

          (w)  "Performance Criteria" has the meaning specified in Section 7.

          (x)   "Performance Share" has the meaning specified in Section 6(d).

          (y)   "Performance Unit" has the meaning specified in Section 6(e).

          (z)   "Plan" means this APAC Customer Services, Inc. Incentive Stock Plan, which includes the Predecessor Plan.

          (aa) "Plan Year" means a twelve-month period beginning with January 1 of each year.

          (bb) "Predecessor Plan" means the Company's Second Amended and Restated 1995 Incentive Stock Plan.

          (cc) "Previously-Acquired Shares" means shares of Common Stock acquired by the Participant or any beneficiary of Participant other than pursuant to an Award under the Plan, the Predecessor Plan or any similar plan maintained by the Company, or if so acquired under the Plan, the Predecessor Plan or such other plan, and such shares of Common Stock have been held for a period of not less than six months or such shorter period as the Committee may permit (or such longer period as may be required to avoid a charge to earnings for financial reporting purposes).

          (dd) "Restriction Period" means a period of time beginning as of the date upon which an Award subject to restrictions or forfeiture provisions is made pursuant to the Plan and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

          (ee) "Restricted Share" has the meaning specified in Section 6(d).

          (ff)  "Restricted Unit" has the meaning specified in Section 6(e).

          (gg) "Stock Appreciation Right" has the meaning specified in Section 6(c).

          (hh) "Stock Award" has the meaning specified in Section 6(g).

          (ii)   "Stock Option" has the meaning specified in Section 6(a).

          (jj)   "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of at least 50% by reason of stock ownership or otherwise.

        3.    Eligibility.    Any Employee, Non-Employee Director or Independent Contractor selected by the Committee is eligible to receive an Award. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Awards as granted to the Participant in any year.

        4.    Plan Administration.

          (a)    Authority.    Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Committee shall make determinations with respect to the participation of Employees, Non-Employee Directors and Independent Contractors in the Plan and, except as otherwise required by law or the Plan, the type and amount of Awards, the terms of Awards, including vesting schedules, price, length of relevant performance, Restriction Period, option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of the Plan, and such other terms and conditions as the Committee deems appropriate. For such purposes, the Committee may reprice or otherwise decrease the exercise price applicable to any outstanding Stock Option, cancel a Stock Option or Stock Appreciation Right when its exercise price exceeds the Fair Market Value of the underlying Common Stock in exchange for another Stock Option or Stock Appreciation Right, or other action that is treated as a repricing under generally accepted accounting principles, whether or not in connection with an adjustment contemplated by Section 11.

          (b)    Determinations.

              (i)  The Committee shall have authority to supply any omission, correct any defect, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem appropriate in its sole discretion to carry the same into effect; to issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper; to establish such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret and construe the provisions of the Plan and the Award Agreements; to decide all questions of fact arising in its application; to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations; to accelerate the exercisability of any Stock Option, Incentive Stock Option or Stock Appreciation Right and the elimination of any restrictions on any Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award, when such action or actions would be in the best interest of the Company; and to make all other determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons.

             (ii)  The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.

            (iii)  To the extent deemed necessary or advisable for purposes of Section 16 of the Exchange Act or Section 162(m) of the Code, a member or members of the Committee may recuse himself or themselves from any action, in which case action taken by the majority of the remaining members shall constitute action by the Committee.

          (c)    Delegation.    To the extent permitted by applicable law, the Committee may, by a resolution adopted by the Committee, authorize one or more officers of the Company to do one or more of the following: (i) designate officers and other Employees, Non-Employee Directors, and Independent Contractors of the Company to be Participants to receive an Award under the Plan, (ii) determine the amount, terms, conditions, and form of any such Awards and (iii) take such other actions which the Committee is authorized to take under the Plan; provided, however, that the resolution so authorizing such Participant shall specify the total number of shares of Common Stock or the amount of cash payable under such Awards which such Participant may be so awarded; provided, further, that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who at the time of such Awards or action are subject to Section 16 of the Exchange Act or are "covered employees" as defined in Section 162(m) of the Code. Further, the Committee may not authorize an officer to designate himself or herself as a recipient of any such Awards. To the extent deemed necessary or advisable for purposes of Section 16 of the Exchange Act or otherwise, the Board may act as the Committee hereunder.

          (d)    Liability; Indemnification.    No member of the Board, no member of the Committee and no Employee shall be liable for any act or failure to act hereunder, except in circumstances involving his bad faith, gross negligence or fraud, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an Employee, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

        5.    Stock Subject to the Plan.

          (a)    Available Shares.    The stock subject to the provisions of the Plan may be shares of authorized but unissued Common Stock, treasury shares held by the Company or any Subsidiary, or shares acquired by the Company through open market purchases or otherwise. Subject to adjustment in accordance with the provisions of Section 11, the total number of shares of Common Stock which may be issued under the Plan shall not exceed the number of shares under the Predecessor Plan heretofore authorized for issuance and not previously issued and not issued after the Effective Date (or which, after the Effective Date, become available as provided herein). To the extent that shares of Common Stock subject to an outstanding Award or an award under the Predecessor Plan are not issued by reason of the forfeiture, termination, surrender, cancellation or expiration while unexercised of such award, by reason of the tendering or withholding of shares (by either actual delivery or by attestation) to pay all or a portion of the purchase price or to satisfy all or a portion of the tax withholding obligations relating to such an Award under the Plan or award under the Predecessor Plan, by reason of being settled in cash in lieu of Common Stock or settled in a manner such that some or all of the shares covered by the Award are not issued to a Participant, or being exchanged for an Award under the Plan that does not involve Common Stock, then such shares shall immediately again be available for issuance under the Plan. The foregoing provisions of this Section 5(a) to the contrary notwithstanding, no shares attributable to the Director Plan may be subject to Incentive Stock Option Awards under the Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. Shares of Common Stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries shall not reduce the number of shares of Common Stock available under the Plan.

          (b)    Limitations.    Subject to Section 11, the maximum number of shares of Common Stock that may be covered by Awards granted under the Plan to any single Participant during any one Plan Year shall be 1,000,000 shares; provided, any Awards or portion of Awards that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Participant. If an Award is granted in tandem with a Stock Appreciation Right, such that the exercise of the Award right or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Award right, respectively, with respect to such share, the tandem Award right and Stock Appreciation Right with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of applying the limitations of this paragraph (b).

        6.    Awards under the Plan.    As the Committee may determine, the following types of Awards may be granted under the Plan on a stand alone, combination or tandem basis:

          (a)    Stock Option.    A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Award; and, provided, further, that in no event shall the term of any Stock Option extend to a date which is more than ten years after the date of grant of such Award.

          (b)    Incentive Stock Option.    A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that Incentive Stock Options shall be awarded only to Participants who are Employees of the Company or one of its subsidiaries (under Section 424(f) of the Code), have an exercise price that is not less than 100% Fair Market Value of a share of Common Stock on the date of grant of such Award and a term that extends to a date that is not more than ten years after the date of grant of such Award. An Award in the form of an Incentive Stock Option shall otherwise comply with all requirements of Section 422 of the Code or any successor Section of the Code as it may be amended from time to time. Options granted as Incentive Stock Options that at any time fail to satisfy the requirements of Section 422 of the Code shall thereafter constitute Stock Options other than Incentive Stock Options without action by the Committee.

          (c)    Stock Appreciation Right.    A right to receive the excess of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is exercised over the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted, payable in shares of Common Stock, in cash or a combination of Common Stock and cash, in accordance with the terms of the Award.

          (d)    Restricted Shares and Performance Shares.    A transfer of Common Stock to a Participant, subject to such restrictions on transfer or other incidents of ownership, or in the case of Performance Shares subject to performance standards established pursuant to Section 7 below, for such periods of time as the Committee may determine. The terms of a Performance Share Award also may provide for payment in cash or a combination of Common Stock and cash.

          (e)    Restricted Units and Performance Units.    A fixed or variable share or dollar denominated unit subject to such conditions of vesting, and time of payment, or in the case of Performance Share Units, performance standards established pursuant to Section 7 below, as the Committee may determine, which are valued at the Committee's discretion in whole or in part by reference to, or otherwise based on, the Fair Market Value of a share of Common Stock and which may be paid in Common Stock, cash or in a combination of Common Stock and cash.

          (f)    Dividend or Dividend Equivalent Right.    A right to receive dividends or their equivalent in value, equal to the amount of the dividend actually paid with respect to one share of Common Stock, which shall be payable in Common Stock, cash or in a combination of Common Stock and cash with respect to any new or previously existing Award, as the Committee shall determine.

          (g)    Stock Award.    An unrestricted transfer of ownership of Common Stock.

          (h)    MIP Awards.    A Stock Award, Restricted Stock Award or a Restricted Stock Unit Award, together with or without an Award of Dividend or Dividend Equivalent Rights, or a Stock Option Award, as payment for an award granted and earned under the Company's Management Incentive Plan, as amended and restated February 8, 2005 and as may be amended thereafter from time to time (subject to shareholder approval as provided thereunder and at Section 14 hereunder).

          (i)    Director Options.    As a component of a Non-Employee Director's compensation for services as a member of the Board, a Stock Option Award (other than an Incentive Stock Option), to purchase shares of Common Stock of the Company at an exercise price equal to the Fair Market Value of Common Stock on the date of the Award, and providing such terms and conditions as determined by the Committee. Anything in this Section 6 to the contrary notwithstanding, with respect to Director Option Awards:

              (i)  No Director Option may be exercised during the first year following the date such option was granted. Thereafter, each Director Option may be exercised:

              (A)  to a maximum cumulative extent of one-third (1/3) of the total shares covered by the option on or after the first anniversary of the date the option was granted;

              (B)  to a maximum cumulative extent of two-thirds (2/3) of the total shares covered by the option on or after the second anniversary of the date the option was granted; and

              (C)  to a maximum cumulative extent of 100% of the total option shares on or after the third anniversary of the date the option was granted.

             (ii)  Notwithstanding the above limitations, any Director Option granted under the Plan shall become fully exercisable upon the death of the Non-Employee Director while serving on the Board or upon the retirement of the Non-Employee Director. For these purposes, "retirement" means a Non-Employee Director's termination of service as a member of the Board on or after the date on which the Non-Employee Director's age plus service as a member of the Board equals or exceeds 62, provided that the Non-Employee Director has attained age 50 and has served as a member of the Board for not less than six years, or at any time with the consent of the Board.

            (iii)  Any Director Option may not be exercised after the earliest to occur of the following events: (A) after the fifth anniversary of the termination of the Non-Employee Director's service as a member of the Board for any reason (and, subject to Section 15(d), then only to the extent that the Non-Employee Director could have exercised such option on the date of termination); or (B) more than ten (10) years after the date the option is granted.

          (j)    Other Incentive Awards.    Other Incentive Awards which are related to or serve a similar function to those Awards set forth in this Section 6, including, but not limited to, Other Incentive Awards related to the establishment or acquisition by the Company or any Subsidiary of a new or start-up business or facility.

        7.    Performance-Based Awards.    The Committee may from time to time, establish Performance Criteria with respect to an Award (a "Performance-Based Award"). The Performance Criteria or standards for an Award shall be determined by the Committee in writing, shall be measured for achievement or satisfaction during the period in which the Committee permitted such Participant to satisfy or achieve such Performance Criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated or other external or internal measure and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: (a) earnings before interest, taxes, depreciation and amortization, (b) revenue, (c) sales, (d) earnings per share, (e) funds from operations, (f) pretax income before allocation of corporate overhead and bonus, (g) budget, (h) cash flow, (i) net income, (j) division, group or corporate financial goals, (k) appreciation in or maintenance of the price of the Stock or any other publicly traded securities of the Company, (l) dividends, (m) total shareholder return, (n) return on shareholders' equity, (o) return on assets, (p) return on investment, (q) internal rate of return, (r) attainment of strategic and operational initiatives, (s) market share, (t) operating margin, (u) profit margin, (v) gross profits, (w) earnings before interest and taxes, (x) economic value-added models, (y) comparisons with various stock market indices, (z) increase in number of customers, and (aa) reductions in costs, as determined by the Committee. Such Performance Criteria may be particular to a line of business, Subsidiary or other unit or the Company generally, and may, but need not be, based upon a change or an increase or positive result. In interpreting Plan provisions applicable to Performance Criteria and to Performance-Based Awards to Participants who are "covered employees" under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and the regulations thereunder. The Committee in establishing Performance Criteria applicable to such Performance-Based Awards, and in interpreting the Plan, shall be guided by such standards, including, but not limited to providing that the Performance-Based Award shall be paid, vested or otherwise delivered solely as a function of attainment of objective Performance Criteria based on one or more of the specific factors set forth in this Section 7 established by the Committee not later than 90 days after the period of service applicable to the Award has commenced (or, if such period of service is less than one year, not later than the date on which 25% of such period has elapsed). Pursuant to such standards, the Committee may reduce, but not increase, the amount so vested, paid or delivered.

        8.    Award Agreements.    Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement, subject to Section 9 hereof, between the Company and the Participant as to the terms and conditions of the Award; provided, that, in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail.

        9.    Other Terms and Conditions.

          (a)    No Assignment; Limited Transferability of Stock Options.    Except as provided below, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Stock Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to:

              (i)  the spouse, children or grandchildren of the Participant ("Immediate Family Members");

             (ii)  a trust or trusts for the exclusive benefit of such Immediate Family Members; or

            (iii)  a partnership in which such Immediate Family Members are the only partners,

provided that:

              (A)  there may be no consideration for any such transfer;

              (B)  the Award Agreement pursuant to which such Stock Options are granted expressly provides for transferability in a manner consistent with this Section 9(a); and

              (C)  subsequent transfers of transferred Stock Options shall be prohibited except those in accordance with this Section 9(a).

        Following transfer, any such Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section 9(a) hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of the Stock Option relating to the period of exercisability and expiration of the Stock Option shall continue to be applied with respect to the original Participant, and the Stock Options shall be exercisable or received by the transferee only to the extent, and for the periods, set forth in said Stock Option.

          (b)    Beneficiary Designation.    Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

          (c)    Termination of Employment.    The disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment or service to the Company as an Independent Contractor shall be as determined by the Committee and set forth in the Award Agreement.

          (d)    Predecessor Plan Awards.    Unless expressly provided otherwise by the Committee, references to the "Plan" set forth in any agreement representing an award granted under the Predecessor Plan prior to the Effective Date shall refer to the terms of the Predecessor Plan.

          (e)    Rights as a Shareholder.    A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant or his nominee, guardian or legal representative is the holder of record; provided, however, that Participants holding Restricted Shares may exercise full voting rights with respect to those shares during the Restriction Period. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

          (f)    Dividends and Dividend Equivalents.    Dividend and Dividend Equivalent Rights may be extended to and made a part of any Award, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of Dividend Equivalents for Awards.

          (g)    Payments by Participants.    The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) via personal check, bank draft, money order, certified check, or cashier's check payable to the order of the Company or by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of Previously Acquired Shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant, or delivery by the Participant of a written attestation of the same; or (iii) a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of proceeds from a sale of Shares equal to the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms; provided, such payment pursuant to clause (iii) shall be subject to compliance with Federal Reserve Board Regulation T, federal and state securities laws and trading policies established by the Company and applicable to the Participant.

          (h)    Withholding.    Except as otherwise provided by the Committee in the Award Agreement or otherwise (i) the deduction of withholding and any other taxes required by law shall be made from all amounts paid in cash, and (ii) in the case of the exercise of Stock Options or payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld in cash prior to receipt of such stock, or alternatively, to elect to have a number of shares the Fair Market Value of which equals the amount required to be withheld deducted from the shares to be received upon such exercise or payment or deliver such number of Previously-Acquired Shares of Common Stock. In no event shall such withholding amount exceed the minimum amount required by law to be withheld.

          (i)    Other Restrictions.    The Committee shall impose such other restrictions on any Awards granted pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal or state securities laws, post-vesting or exercise holding periods, or requirements to comply with restrictive covenants, and may legend the certificates issued in connection with an Award to give appropriate notice of any such restrictions.

        10.    Amendments, Modification and Termination.

          (a)    The Plan.    The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, subject to any requirement of shareholder approval imposed by applicable law, rule or regulation. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

          (b)    Award Agreements.    The Committee may amend or modify any Award Agreement at any time, provided that if the amendment or modification adversely affects the Participant, such amendment or modification shall be by mutual agreement between the Committee and the Participant or such other persons as may then have an interest therein. In addition, and subject to shareholder approval in accordance with Section 14(c), by mutual agreement between the Committee and a Participant or such other persons as may then have an interest therein, Awards may be granted to a Participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such Participant under the Plan, or any award previously granted to such Participant under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company.

        11.    Adjustment.    The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares of Common Stock set forth in the limitations in Section 5(b), the number of shares of Common Stock covered by each outstanding Award, and the price per share of Common Stock in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision, consolidation or split of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company, or other change in corporate or capital structure; provided, however, that:

          (a)   any fractional shares resulting from any such adjustment shall be eliminated;

          (b)   that with respect to Awards that may be subject to Section 162(m) of the Code, such modifications and/or changes do not disqualify compensation attributable to such Awards as "performance-based compensation" under Section 162(m) of the Code; and

          (c)   any adjustment with respect to an Incentive Stock Option due to a change or distribution described in this Section 11 shall comply with the rules of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Company and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spinoff, extraordinary dividend or other distribution or similar transaction.

        12.    Rights as Employees, Directors or Independent Contractors.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, as a Director of, or as an Independent Contractor of the Company or a Subsidiary. Further, the Company and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.

        13.    Listing of Shares and Related Matters.    If at any time the Committee shall determine that the listing, registration or qualification of the shares of Common Stock subject to any Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be exercised, distributed or paid out, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

        14.    Shareholder Approval.

          (a)    Initial Approval.    The Plan shall be approved by the shareholders of the Company at the first annual meeting following the date adopted by the Board. Approval of the Plan by the shareholders of the Company shall be a condition to the right of each Participant to receive or retain Awards hereunder.

          (b)    Reapproval.    If required by Treasury Regulation Section 1.162-27(e)(4)(vi) or any successor regulation or rule, the material terms of Performance Criteria as described in Section 7 shall be disclosed to and reapproved by the shareholders of the Company no later than the first shareholder meeting that occurs in the 5th year following the year in which the Company's shareholders previously approved such performance goals.

          (c)    Repricing.    Any amendment, revision, replacement, cancellation and regrant, or other change to an outstanding Award, not otherwise provided herein, that is determined to be a "repricing" (or word(s) of similar effect) under the rules of the exchange or system on which Common Stock is listed shall be approved by the shareholders of the Company before such "repriced" Award shall be effective.

        15.    Change of Control.    Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event of a Change of Control, the following shall occur with respect to any and all Awards outstanding as of such Change of Control:

          (a)   To the extent any Stock Option, Incentive Stock Option or Stock Appreciation Right (including any Stock Option, Incentive Stock Option or Stock Appreciation Right granted under the Predecessor Plan) is not exercisable, it shall become exercisable as to one-half of the shares subject to the unexercisable portion of the Stock Option and one-half of the shares subject to the unexercisable portion of the Stock Appreciation Right;

          (b)   Any restrictions imposed on Restricted Shares and Restricted Units shall lapse as to one-half of the Restricted Shares and one-half of the Restricted Units subject to such restrictions;

          (c)   Unless otherwise specified in a Participant's Award Agreement at time of grant, the maximum payout opportunities attainable under all outstanding Awards of Performance Units, Performance Shares and Other Incentive Awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change of Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change of Control, and in full settlement of such Awards, there shall be paid out in cash, or in the sole discretion of the Committee, shares of Common Stock with a Fair Market Value equal to the amount of such cash, to Participants within thirty (30) days following the effective date of the Change of Control the maximum of payout opportunities associated with such outstanding Awards; and

          (d)   To the extent that any Director Option (including a Director Option granted under the Predecessor Plan) is not exercisable, it shall become exercisable as to all of the shares subject to the unexercisable portion of the Director Option.

        16.    Governing Law.    To the extent that federal laws do not otherwise control, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the law of the State of Illinois (without regard for its conflict of laws principles).

        17.    Construction.    The descriptive headings in the Plan are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of the Plan. The use of the word "including" in the Plan shall be by way of example rather than by limitation. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        18.    Effective Date and Term.    The effective date of the Plan shall be June 3, 2005 (the "Effective Date"), subject to approval by the shareholders of the Company. No Award shall be granted after June 3, 2015; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a Participant hereunder, under the Plan or under any other present or future plan of the Company, and subject to the limitations under Section 5(b)(ii), Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such participant under the Plan, or any other present or future plan of the Company.

APPENDIX B

APAC CUSTOMER SERVICES, INC.
2005 MANAGEMENT INCENTIVE PLAN

Section 1
ESTABLISHMENT OF THE PLAN

        1.1    Purpose.    APAC Customer Services, Inc. established the APAC Customer Services, Inc. Management Incentive Plan effective as of January 3, 2000, and amends the Plan by this restatement, to reward certain eligible employees of the Company who help achieve annual and long-term performance goals of the Company and, in some cases, specified individual such goals.

        1.2    Term.    The Company hereby amends and restates the Plan, as set forth herein, effective January 3, 2005. The Plan shall terminate on the 10th anniversary of the effective date (unless sooner terminated by the Board pursuant to Section 9).

Section 2
DEFINITIONS

        2.1    Annual Incentive Award.    "Annual Incentive Award" means the actual bonus earned during a Plan Year by a Participant, payable to the Participant in cash or Stock having a Fair Market Value equal to such earned bonus amount, as determined by the Committee at or after the end of a Performance Period of one Plan Year. A Participant's Annual Incentive Award may, in the discretion of the Committee, be stated as a percentage of the Participant's Base Salary, a dollar amount or other measurement.

        2.2    Award.    "Award" means an Annual Incentive Award or a Long-Term Incentive Award. "Awards" means two or more Annual Awards, Long-Term Incentive Awards or a combination thereof.

        2.3    Award Agreement.    "Award Agreement" means a written agreement between the Company and the Participant that establishes the terms, conditions and restrictions applicable to an Award in addition to those established by the Plan and by the Committee's exercise of its administrative powers.

        2.4    Base Salary.    "Base Salary" means the annual base pay rate in effect at the end of the Performance Period.

        2.5    Board.    "Board" means the Board of Directors of the Company.

        2.6    Change in Control.    "Change in Control" means any of the following events:

          (a)   A tender offer shall be made and consummated for the ownership of more than 50% of the outstanding voting securities of the Employer;

          (b)   The Employer shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Employer, as the same shall have existed immediately prior to such merger or consolidation;

          (c)   The Employer shall sell all or substantially all of its assets to another corporation which is not a wholly-owned subsidiary or affiliate;

          (d)   As the result of, or in connection with, any contested election for the Board of Directors of the Employer, or any tender or exchange offer, merger or business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were Directors of the Employer before the Transaction shall cease to constitute a majority of the Board of Directors of the Employer, or any successor thereto; or

          (e)   A person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities and Exchange Act of 1934 ("Exchange Act"), other than any employee benefit plan then maintained by the Employer, shall acquire more than 50% of the outstanding voting securities of the Employer (whether, directly, indirectly, beneficially or of record). For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) pursuant to the Exchange Act.

        Notwithstanding the foregoing, (i) a Change in Control will not occur for purposes of this Agreement merely due to the death of Theodore G. Schwartz, or as a result of the acquisition by Theodore G. Schwartz, alone or with one or more affiliates or associates, as defined in the Exchange Act, of securities of the Employer, as part of a going-private transaction or otherwise, unless Mr. Schwartz or his affiliates, associates, family members or trusts for the benefit of family members (collectively, the "Schwartz Entities") do not control, directly or indirectly, at least twenty-seven percent (27%) of the resulting entity, and (ii) if the Schwartz Entities control, directly or indirectly, less than twenty-seven (27%) percent of the Employer's voting securities while it is a public company, then "33 1/3%" shall be substituted for "50%" in clauses (a) and (e) of this Section 2.5, and "66 2/3%" shall be substituted for "50%" in clause (b) of this Section 2.5.

        2.7    Code.    "Code" means the Internal Revenue Code of 1986, as amended. References to a Section of the Code shall include references to any temporary or final regulation related to such Section or any successor to such Section or regulation.

        2.8    Committee.    "Committee" means the Compensation Committee of the Board designated to administer the Plan in accordance with Section 8. Unless the Board determines otherwise, and such determination is reduced to a writing articulating the reasons for such determination, the Committee shall be comprised solely of not less than 2 members, each of whom shall qualify as: (a) a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Exchange Act, (b) an "outside director" within the meaning of Section 162(m) of the Code (or any successor law or regulation), and (c) an "independent director" as such term is defined or used by the rules of the exchange or system on which the Company's Stock is listed.

        2.9    Company.    "Company" means APAC Customer Services, Inc., a Delaware corporation, and any successor thereto.

        2.10    Eligible Individual.    "Eligible Individual" means one of the employees of the Company designated as such by the Committee.

        2.11    Fair Market Value.    "Fair Market Value" means (a) if Stock is readily tradeable on a national securities exchange or other market system, the closing price of Stock on the date of calculation (or on the last preceding trading date if Stock was not traded on such date), or (b) if Stock is not then readily tradeable on a national securities exchange or other market system (i) the book value of a share of Stock as of the last day of the last completed fiscal quarter preceding the date of calculation; or (ii) any other value as otherwise determined in good faith by the Board.

        2.12    Long-Term Incentive Award.    "Long-Term Incentive Award" means the actual long-term incentive award earned during a Performance Period of two or more Plan Years by a Participant, payable in cash or Stock having a Fair Market Value equal to such earned award amount, as determined by the Committee at or after the end of the Performance Period. may, in the discretion of the Committee, be stated as a percentage of the Participant's Base Salary, a dollar amount or other measurement.

        2.13    Participant.    "Participant" means an Eligible Individual who has been designated as eligible to participate under Section 3.

        2.14    Performance Goals.    "Performance Goals" means the criteria established by the Committee pursuant to Section 4, which shall be used to determine whether a Participant is entitled to an Annual Incentive Award or a Long-Term Incentive Award and the amount of such Award.

        2.15    Performance Period.    "Performance Period" means one or more Plan Years establishing the period for measuring the achievement of Performance Goals under an Annual Award or Long-Term Incentive Award.

        2.16    Plan.    "Plan" means this APAC Customer Services, Inc. Management Incentive Plan, as set forth herein, and amended from time to time.

        2.17    Plan Year.    "Plan Year" means the Company's fiscal year.

        2.18    Stock.    "Stock" means one or more shares of the common stock, $0.01 par value per share, of the Company.

        2.19    Stock Plan.    "Stock Incentive Plan" means the Amended and Restated 1995 Incentive Stock Plan of the Company, as may be in effect from time to time, and any successor plan thereto.

Section 3
ELIGIBILITY AND PARTICIPATION

        3.1    General.    The Committee, in its discretion, shall designate the Eligible Individuals who are eligible to participate in the Plan for each Performance Period. Eligible Individuals who are eligible to participate in the Plan shall be so notified in writing, and shall be apprised of the Performance Goals and related Award opportunities for the applicable Performance Period.

        3.2    Partial Year Participation.    In the event that an Eligible Individual becomes eligible to participate in the Plan subsequent to the commencement of a Performance Period (either because he or she first becomes an Eligible Individual or because he or she is designated as eligible to participate after the commencement of the Performance Period), then such individual's Award shall be determined using the amount of the Award that would be payable for the full Performance Period (but for the Participant's participation for a partial year) multiplied by a fraction, the numerator of which is the number of days in such Performance Period that the Participant was eligible to participate in the Plan and the denominator of which is the total number of days comprising the Performance Period.

        3.3    No Right to Participate.    No Participant, Eligible Individual or other employee of the Company shall at any time have the right to be selected for participation in the Plan for any Performance Period, despite having previously participated in this Plan or another incentive plan of the Company.

Section 4
INCENTIVE AWARD OPPORTUNITY

        4.1    Performance Goals.

          (a)    Performance Goals.    Prior to the beginning of a Performance Period, or as soon as practicable thereafter but not later than 90 days after commencement of the Performance Period, the Committee, in its discretion, and subject to the approval of the Board, shall in writing establish objective Performance Goals for Eligible Individuals. For the Performance Goals so established, the Committee shall establish individual or aggregate threshold, target and maximum levels of performance necessary to achieve and to earn all or a portion of an Award. The Performance Goals may be based upon both financial and non-financial goals, including (i) earnings before interest, taxes, depreciation and amortization, (ii) revenue, (iii) sales, (iv) earnings per share, (v) funds from operations, (vi) pretax income before allocation of corporate overhead and bonus, (vii) budget, (viii) cash flow, (ix) net income, (x) division, group or corporate financial goals, (xi) appreciation in or maintenance of the price of the Stock or any other publicly traded securities of the Company, (xii) dividends, (xiii) total shareholder return, (xiv) return on shareholders' equity, (xv) return on assets, (xvi) return on investment, (xvii) internal rate of return, (xviii) attainment of strategic and operational initiatives, (xix) market share, (xx) operating margin, (xxi) profit margin, (xxii) gross profits, (xxiii) earnings before interest and taxes, (xxiv) economic value-added models, (xxv)comparisons with various stock market indices, (xxvi) increase in number of customers, and (xxvii) reductions in costs, as determined by the Committee.

          (b)    Individual Performance Goals.    If the Committee determines that the Award shall be attributable, in part, to a Participant's achievement of individual Performance Goals, such achievement shall be determined by the Committee after consulting the person to whom the Participant directly reports.

          (c)    Adjustment of Performance Goals.    For any Award subject to Section 162(m) of the Code, the Committee shall not have the authority to increase the Award opportunities during a Performance Period, but shall have authority to exercise negative discretion provided that such exercise does not result in an increase in the Award of another Participant. For any other Award, the Committee shall have the right to increase or to decrease the Performance Goals and the Award opportunities if it determines that external changes or other unanticipated business conditions have materially affected the fairness of the Performance Goals and have unduly influenced the ability to achieve the Performance Goals. Further, in the event of a Performance Period of less than twelve (12) months, the Committee shall have the authority to equitably adjust the Performance Goals and the Incentive Award opportunities, in its sole discretion accordingly.

        4.2    Awards.    The Committee shall have the authority, in its sole discretion, to grant Annual Incentive Awards and Long-Term Incentive Awards to Participants, and to establish the terms and conditions of such Awards, including payout, tax withholding and restrictive covenants, and, in the case of any payout in Stock, vesting and other restrictions, the effects of the termination of a Participant's employment or service and transferability, in each case in accordance with the terms of the Stock Plan. Each Award granted under the Plan shall be evidenced by an Award Agreement which shall be signed by the Committee and the Participant; provided, however, that in the event of any conflict between a provision of the Plan and any provision of an Award Agreement, the provision of the Plan shall prevail. Annual Incentive Awards or Long-Term Incentive Awards based on percentage achievement of Performance Goals between the threshold, target and maximum levels shall be determined by interpolation in accordance with procedures established by the Committee.

        4.3    Maximum Award.    The maximum dollar amount of any Annual Incentive Award and of any Long-Term Incentive Award that may be paid to any single Participant in any calendar year with respect to Awards the compensation of which is determined by a formula that calculates a dollar amount (whether payable in cash or property) is (a) the greater of $1,000,000 or 250% of the Participant's Base Salary for Annual Incentive Awards and (b) the greater of $2,000,000 or 500% of the Participant's Base Salary for Long-Term Incentive Awards. The maximum aggregate number of shares of Stock that may be granted to any single Participant in any calendar year with respect to Awards the compensation of which is determined by the number of shares of Stock actually awarded or subject to vesting shall be 300,000 shares, subject to adjustment as provided in Section 11 of the Stock Plan; provided, however, that with respect to Awards that may be subject to Section 162(m) of the Code, such modifications and/or changes do not disqualify compensation attributable to such Awards as "performance-based compensation" under Section 162(m) of the Code.

Section 5
PAYMENT OF INCENTIVE AWARDS

        5.1    Form and Timing of Payment.    As soon as practicable after the end of the applicable Performance Period, the Company shall pay to each Participant the amount due under the Participant's Annual Incentive Award or Long-Term Incentive Award for the applicable Performance Period, in cash or Stock, in accordance with the terms and conditions of the Award and the procedures established by the Committee. All Awards payable in Stock shall be issued pursuant to the Stock Plan to the extent of shares of Stock available for issuance thereunder.

        5.2    Payment of Partial Awards.    In the event a Participant no longer meets the eligibility criteria set forth in the Plan during the course of a particular Performance Period (other than due to termination of employment), the Committee may, in its discretion, pay a partial award for the portion of the Plan Year the individual was a Participant.

        5.3    Termination of Employment.    It is a condition to the payment of an Annual Incentive Award and a Long-Term Incentive Award under the Plan that the Participant be employed on the date of payment, unless the Award Agreement providing for such Award specifically provides otherwise.

        5.4    Change in Control Termination.    Unless an Annual Incentive Award or any Long-Term Incentive Award specifically provides otherwise, if the Company terminates a Participant's employment coincident with or after a Change in Control, the Participant shall be entitled to receive an amount of such Award for such Performance Period equal to the product of (a) a target level Award multiplied by (b) a fraction, the numerator of which is the number of days that the Participant was participating during the applicable Performance Period through the day of termination and the denominator of which is the total number of days comprising such Performance Period. Payment under this Section 5.4 may be made in accordance with Section 5.1 or sooner, as determined by the Committee in its discretion.

Section 6
RIGHTS OF PARTICIPANTS

        6.1    No Employment Rights.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Eligible Individual's employment at any time, nor confer upon any Eligible Individual any right to continue in the employ of the Company.

        6.2    Nontransferability.    No Participant or any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt of the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgment, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

Section 7
ADMINISTRATION, LIABILITY, INDEMNIFICATION

        7.1    Administration.    The Committee shall administer the Plan in accordance with its terms, and shall have the sole discretion and authority necessary to carry out the administration of the Plan. With respect to Participants whose position is below the Senior Vice President level, the Committee may delegate, to one or more individuals, some or all of its authority to administer the Plan and to permit such individuals to have the discretion necessary to carry out the administration of the Plan to the extent that award and payment of Awards to such Participants are not subject to Section 162(m) of the Code. Such authority shall include the authority to:

          (a)   Select the Eligible Individuals eligible to participate in the Plan for each Performance Period or portion thereof;

          (b)   To determine eligibility for and the type and size of an Award granted under the Plan;

          (c)   To grant Awards to, and to enter into Award Agreements with, Participants;

          (d)   Determine the Performance Goals applicable to the payment of Annual Incentive Awards and Long-Term Incentive Awards, and the amount of the Annual Incentive Awards and Long-Term Incentive Awards payable upon the Participants' achievement of the applicable Performance Goals;

          (e)   To the extent consistent with the Plan, to impose such terms, limitations, restrictions, and conditions upon the receipt of Annual Incentive Awards and Long-Term Incentive Awards as it deems appropriate, and, to the extent consistent with the Plan, to grant waivers of Plan terms, conditions, restrictions, and limitations;

          (f)    To accelerate the vesting conditions of any Award payable in Stock when such action would be in the best interests of the Company;

          (g)   Interpret the Plan, make any necessary factual determinations under the Plan, adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan;

          (h)   Correct any defect or omission or reconcile any inconsistency in this Plan or any award of payment hereunder, and

          (i)    Make all other necessary determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

          (j)    The Committee's determinations on matters within its authority shall be conclusive and binding upon all parties (including Participants' heirs, successors and legal representatives).

        7.2    Liability; Indemnification.    No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

Section 8
AMENDMENT, MODIFICATION AND TERMINATION

        The Committee, in its sole discretion, without notice, at any time and from time to time, may in writing modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), reduce the right of a Participant (or his or her beneficiary, as the case may be) to a payment or distribution hereunder to which he or she is otherwise entitled.

Section 9
MISCELLANEOUS

        9.1    Governing Law.    The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Illinois (without regard for its conflict of laws rules).

        9.2    Withholding Taxes.    The Company shall have the right to deduct from all payments under the Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.

        9.3    Shareholder Approval.    Any Awards hereunder to be granted after the annual meeting of shareholders immediately succeeding the date that this Plan adopted by the Board, and this Plan respecting such Awards, are made subject to the condition that the Plan be approved by the shareholders of the Company. If the Plan is not so approved, it and such Awards shall be null and void and without effect. Shareholder approval shall not be required for Awards granted prior to such annual meeting. If required by Section 162(m) of the Code or any successor regulation or rule, the material terms of performance goals as described in Section 4.1 shall be disclosed to and reapproved by the shareholders of the Company no later than the first shareholder meeting that occurs in the 5th year following the year in which the Company's shareholders previously approved such performance goals.

        9.4    Costs of the Plan.    All costs of implementing and administering the Plan shall be borne by the Company.

        9.5    Unsecured General Creditor.    Participants and their heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or assets of the Company by virtue of participation in the Plan. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future.

        9.6    Entire Agreement.    Except to the extent an Employment Agreement expressly provides for additional or other terms pertaining to a Participant's or beneficiary's annual or long-term incentive compensation, this Plan (as may be amended from time to time) and Award Agreements thereunder are the entire agreement between the Company and the Participants and beneficiaries regarding the Plan. No oral statement regarding the Plan may be relied upon by any Participant or beneficiary.

        9.7    Limitations of Liability.    The liability of the Company under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations or costs on the Company or the Committee not expressly set forth in the Plan.

        9.8    Successors.    All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        9.9    Captions, Gender and Number.    The descriptive headings in this Plan are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of the Plan. The use of the word "including" in this Plan shall be by way of example rather than by limitation. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        9.10    Headings.    The headings and captions contained herein are provided for convenience only, and are not to be used to in the interpretation or construction of any provision contained in the Plan.

        9.11    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

APAC Customer Services, Inc.

Proxy is Solicited on Behalf of the Board of Directors
For the Annual Meeting of Shareholders on June 3, 2005

        The undersigned hereby appoints Robert J. Keller and Linda R. Witte, and each of them, as proxies, each with full power of substitution and revocation, to represent and to vote, as designated on the reverse side hereof, all of the Common Shares of APAC Customer Services, Inc. which the undersigned has the power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of APAC Customer Services, Inc. to be held on June 3, 2005, or at any adjournment thereof.

Unless otherwise marked, this proxy will be voted FOR the election of the nominees named on the reverse side.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

/*\ FOLD AND DETACH HERE /*\

APAC CUSTOMER SERVICES, INC.    JUNE 3, 2005
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.    ☒

1.	Election of Directors: The Board of Directors Recommends a Vote "FOR" the following nominees.		For All	Withhold All	For All Except			For	Withhold Abstain	Against
	01—Cindy K. Andreotti 02—Robert F. Bernard 03—Thomas M. Collins 04—John W. Gerdelman	05—Robert J. Keller 06—John J. Park 07—Theodore G. Schwartz	☐	☐	☐	2.	The Board of Directors Recommends a Vote "FOR" Proposal 2. Approval of the 2005 Incentive Stock Plan	☐	☐	☐
								For	Withhold Abstain	Against
Nominee(s) Excepted						3.	The Board of Directors Recommends a Vote "FOR" Proposal 3. Approval of the 2005 Management Incentive Plan	☐	☐	☐
						Mark this box if you have made changes to your name or address details.		☐

Please sign exactly as your name(s) appears hereon. Joint owners should each sign personally. If signing in fiduciary or representative capacity, give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

					Signature				Date

					Signature				Date
/*\ FOLD AND DETACH HERE /*\

YOUR VOTE IS IMPORTANT!
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

QuickLinks

COMMON SHARES BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS
CERTAIN TRANSACTIONS
PROPOSAL NO. 2 APPROVAL OF THE 2005 INCENTIVE STOCK PLAN
PROPOSAL NO. 3 APPROVAL OF MANAGEMENT INCENTIVE PLAN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT ON FORM 10-K
MULTIPLE SHAREHOLDERS SHARING AN ADDRESS
PROPOSALS OF SHAREHOLDERS FOR 2006 ANNUAL MEETING
OTHER MATTERS TO COME BEFORE THE MEETING
APPENDIX A
APAC CUSTOMER SERVICES, INC. 2005 INCENTIVE STOCK PLAN
APPENDIX B
APAC CUSTOMER SERVICES, INC. 2005 MANAGEMENT INCENTIVE PLAN